EXHIBIT 10.7


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                            KMC FUNDING CORPORATION,
                                     ISSUER



                                       AND



                WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION,
                                     TRUSTEE



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                                    INDENTURE

                            Dated as of March 1, 2001

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     $325,000,000 7.341% Media Internet Gateway Service Notes, Series 2001-1




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                                    INDENTURE

     This INDENTURE ("INDENTURE"), dated as of March 1, 2001, is between KMC FUNDING CORPORATION, a Delaware corporation (herein called the "ISSUER"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association, as trustee (herein called the "TRUSTEE").

                             RECITALS OF THE ISSUER

     The Issuer has duly authorized the issuance of $325,000,000 in aggregate principal amount of its 7.341% Media Internet Gateway Service Notes, Series 2001-1 (the "NOTES") of substantially the tenor hereinafter set forth, and to provide therefor the Issuer has duly authorized the execution and delivery of this Indenture.

     The Notes shall be secured by a first priority lien on the Collateral (as defined in Appendix I to this Indenture).

     All things necessary to make the Notes, when executed by the Issuer and authenticated and delivered hereunder, the valid obligations of the Issuer, and to make this Indenture a valid agreement of the Issuer, in accordance with its terms, have been done.

     NOW, THEREFORE, THIS INDENTURE WITNESSETH:

     For and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                 GRANTING CLAUSE

     The Issuer hereby Grants to the Trustee, for the benefit and security of the Noteholders and the Trustee as their interests appear herein, all of the Issuer's right, title and interest in and to the Collateral. The Grants of the Collateral effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Issuer with respect thereto, including the immediate and continuing right to claim for, collect, receive, and give receipts for all moneys payable under and in respect of the Contracts and all chattel paper related thereto, to give and receive notices and other communications, to recover on the Equipment pursuant thereto, to make waivers, amendments or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Issuer or otherwise, to terminate a Contract pursuant to the terms thereof, enforce all rights and remedies of the Issuer with respect to the duties, covenants, obligations, indemnities, representations and warranties of the respective parties under the Contracts, and generally to do and receive anything that the Issuer is or may be entitled to do or receive thereunder or with respect thereto. Such Grants are made in trust to secure (i) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably without prejudice, priority, or distinction between any Note and any other Note by reason of differences in time of issuance or otherwise, except as otherwise may be provided in this Indenture,
(ii) the payment of all other sums payable under this Indenture and (iii) compliance by the Issuer with this Indenture and the Notes.



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     The Trustee  acknowledges  such  Grants,  accepts the trusts  hereunder  in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the interests of the Noteholders may be adequately and effectively protected as hereinafter provided.




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                                   ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

     SECTION 1.01   DEFINITIONS.

     For purposes of this Indenture, capitalized terms used herein but not otherwise defined shall have the respective meanings assigned to such terms in Appendix I hereto, subject to the following rules of usage unless otherwise required by the context or unless otherwise defined herein:

     (a) Except as otherwise expressly provided, any definitions defined herein shall be equally applicable to the singular and plural forms of the terms defined.

     (b) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits are references to articles, sections, paragraphs, clauses, annexes, appendices, schedules or exhibits in or to such document.

     (c) The headings,  subheadings and table of contents used herein are solely
for   convenience  of  reference  and  shall  in  no  way  affect  the  meaning, construction or effect of any provision hereof.

     (d) References to any Person shall include such Person, its successors and permitted assigns and transferees.

     (e) Except as otherwise expressly provided, reference to any agreement means such agreement as amended, supplemented, restated or otherwise modified from time to time in accordance with the applicable provisions thereof.

     (f) Except as otherwise expressly provided, references to any law include any amendment or modification to such law and any rules or regulations issued thereunder or any law enacted in substitution or replacement therefor.

     (g) References to "including" means including, without limiting the generality of any description preceding such term.

     SECTION 1.02   COMPLIANCE CERTIFICATES.

     Upon any application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, other than any request that (i) the Trustee authenticate the Notes specified in such request, (ii) the Trustee invest moneys in the Accounts, pursuant to the written directions specified in such request, or (iii) the Trustee pay moneys due and payable to the Issuer hereunder to the Issuer's beneficial owner or other assignee specified in such request, the Trustee may require the Issuer to furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with,


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except that in the case of any such requested  action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate need be furnished.

     SECTION 1.03   FORM OF DOCUMENTS DELIVERED TO TRUSTEE.

     In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

     Any Officer's Certificate delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Officer's Certificate or opinion and any Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Authorized Officers of the Issuer as to such factual matters unless such Authorized Officer or counsel of the Issuer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion.

     Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

     Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.0l(a)(ii) hereof.

     SECTION 1.04   ACTS OF NOTEHOLDERS, ETC.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the


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Trustee,  with a copy (or if  expressly  required an original) to the Issuer and the Service Provider. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01 hereof) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section 1.04.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     (d) By  accepting  the  Notes  issued  pursuant  to  this  Indenture,  each
Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder pursuant hereto and the provisions hereof for the benefit of such Noteholder.

     SECTION 1.05   NOTICES.

     Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, the Issuer, the Originator, the Servicer/Service Provider, the Rating Agencies, the Backup Service Provider or the Service Purchasers shall be sufficient for every purpose hereunder if in writing and telexed, telecopied (with the original of the telexed or telecopied material sent to the recipient by overnight courier on the day of the telex or telecopy), mailed, first-class postage prepaid, or hand delivered. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

          (i) if to the Trustee, at the Corporate Trust Office, Wells Fargo Bank Minnesota, National Association, Corporate Trust Services Asset Backed Administration, MAC N9311-161, Sixth Street and Marquette Avenue, Minneapolis, Minnesota, 55479 (Number for telecopy: (612) 667-3539; Number


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     for  telephonic  confirmation:  (612)  667-8058)  or at any  other  address previously furnished in writing to the Issuer, the Originator, the Servicer/Service Provider, the Backup Service Provider, the Rating Agencies and the Service Purchasers;

          (ii) if to the Issuer, KMC Funding Corporation,  Attention: Attention:
     General Counsel, at 1545 Route 206, Suite 300, Bedminster, New Jersey, 07921 (Number for telecopy: (908) 470-8776; Number for telephonic confirmation: (908) 470-2100) or at any other address previously furnished in writing to the Trustee, the Originator, the Servicer/Service Provider, the Backup Service Provider, the Rating Agencies and the Service Purchasers by the Issuer;

          (iii) if to the Originator, KMC Telecom VI, Inc., Attention: General Counsel, at 1545 Route 206, Suite 300, Bedminster, New Jersey, 07921 (Number for telecopy: (908) 470-8776; Number for telephonic confirmation:
     (908) 470-2100) or at any other address previously furnished in writing to the Trustee, the Issuer, the Servicer/Service Provider, the Backup Service Provider, the Rating Agencies and the Service Purchasers by the Originator;

          (iv)  if to the  Servicer/Service  Provider,  KMC  Telecom  VI,  Inc.,
     Attention: General Counsel, at 1545 Route 206, Suite 300, Bedminster, New Jersey, 07921 (Number for telecopy: (908) 470-8776; Number for telephonic confirmation: (908) 470-2100) or at any other address previously furnished in writing to the Trustee, the Issuer, the Originator, the Backup Service Provider, the Rating Agencies and the Service Purchasers by the Servicer/Service Provider;

          (v) if to the Backup  Service  Provider,  Lucent  Technologies,  Inc.,
     Attention: Contract Management, at 800 North Point Parkway, Room 915457, Alpharetta, Georgia, 30005 (Number for telecopy: (678) 297-6553; Number for telephonic confirmation: (770) 750-2125) or at any other address previously furnished in writing to the Trustee, the Issuer, the Originator, the Servicer/Service Provider, the Rating Agencies and the Service Purchasers by the Backup Service Provider; or

          (vi) if to the Service Purchasers, then to Qwest Communications Corporation and to Qwest Communications International, Inc., 1801 California Street, Denver, Colorado 80202 (Number for telecopy: (303) 992-1742 Number for telephonic confirmation: (800) 899-7780) or at any other address previously furnished in writing to the Trustee, the Issuer, the Originator, the Servicer/Service Provider, the Rating Agencies and the Backup Service Provider;

          (vii) if to Moody's at 99 Church  Street,  New York,  New York  10007,
     Attention: ABS Monitoring Department (Number for telecopy: (212) 553-3856, Number for telephonic confirmation: (212) 553-0300), or at any other address or telecopy number previously furnished in writing to the Trustee, the Issuer, the Originator, the Servicer/Service Provider, the Backup Service Provider, S&P and the Service Purchasers, by Moody's; or



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          (viii) if to S&P, Standard and Poor's Ratings Services,  a division of
     The  McGraw-Hill  Companies,  Inc.,  55 Water,  New York,  New York  10041,
     Attention: Asset-Backed Surveillance Department (Number for telecopy: (212) 438-2664, Number for telephonic confirmation: (212) 438-2000), or at any other address or telecopy number previously furnished in writing to the Trustee, the Issuer, the Originator, the Servicer/Service Provider, the Backup Service Provider, Moody's and the Service Purchasers by S&P.

     SECTION 1.06   NOTICE TO NOTEHOLDERS; WAIVER.

     (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, or sent by private courier or confirmed telecopy (with a copy of the telecopied material sent to the recipient by overnight courier on the day of the telecopy) to each Noteholder affected by such event or to whom such report is required to be mailed, at such Noteholder's address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a) hereof, of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

     SECTION 1.07   RESERVED.

     SECTION 1.08   SUCCESSORS AND ASSIGNS.

     All covenants and agreements in this Indenture by the Issuer or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

     SECTION 1.09   SEVERABILITY CLAUSE.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 1.10   BENEFITS OF INDENTURE.



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     Nothing in this Indenture or in the Notes,  express or implied,  shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section 7.11 hereof and the Holders of Notes, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 1.11   GOVERNING LAW.

     THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAW PRINCIPLES THEREOF.

     SECTION 1.12   LEGAL HOLIDAYS.

     In any case where any Payment Date or the Stated Maturity Date or any other date on which principal of or interest on any Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment shall be made on the next succeeding Business Day, and no interest shall accrue for the intervening period.

     SECTION 1.13   EXECUTION IN COUNTERPARTS.

     This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     SECTION 1.14   INSPECTION.

     The Issuer agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder, during the Issuer's normal business hours, to examine all of the books of account, records, reports and other papers of the Issuer, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Issuer and reasonably acceptable to the Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants with an Authorized Officer of the Issuer present (and by this provision the Issuer hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Issuer or the performance of and compliance with the covenants and undertakings of the Issuer in this Indenture, the Transfer and Servicing Agreement, the other Transaction Documents or any of the other documents referred to herein or therein. Any expense incident to the exercise by the Trustee or any Noteholder during the continuance of any Default or Event of Default of any right under this Section
1.14 shall be borne by the Issuer, but any expense due to the exercise of a right by any such Person prior to the occurrence of a Default or Event of Default shall be borne by such Person.

     SECTION 1.15   SURVIVAL OF REPRESENTATIONS AND WARRANTIES.



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     The  representations,  warranties and  certifications of the Issuer made in this Indenture or in any certificate or other writing delivered by the Issuer pursuant hereto shall survive the authentication and delivery of the Notes hereunder, but unless explicitly provided to the contrary, they are made only as of the Closing Date.

     SECTION 1.16   RESERVED.

     SECTION 1.17   RESERVED.

     SECTION 1.18   STATEMENTS REQUIRED IN OFFICER'S CERTIFICATE.

     Each Officer's Certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (i) a statement that the Person making such certification has read such covenant or condition;

          (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements contained in such certificate are based;

          (iii) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (iv) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been complied with.

     SECTION 1.19   WHEN NOTES ARE DISREGARDED.

     In determining whether the Noteholders of the required principal amount of Notes have concurred in any direction, waiver or consent hereunder, Notes owned by the Issuer or any other obligor on the Notes or by any Affiliate of the Issuer or such obligor related thereto shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the reasonable satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Affiliate of the Issuer or such obligor.

     SECTION 1.20   RULES BY TRUSTEE.

     The Trustee may make reasonable rules for action by or at a meeting of Noteholders.

     SECTION 1.21   NO ADVERSE INTERPRETATION OF OTHER AGREEMENTS.



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     This Indenture may not be used to interpret another indenture, loan or debt agreement of the Issuer or an Affiliate of the Issuer. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

     SECTION 1.22   RESERVED.

     SECTION 1.23   INDEPENDENCE OF COVENANTS.

     All covenants and agreements in this Indenture shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.

     SECTION 1.24   CONSENT TO JURISDICTION.

     Each of the Issuer and the Trustee irrevocably submits to the jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any Note. Each of the Issuer and the Trustee irrevocably waives, to the fullest extent permitted by laws, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. Each of the Issuer and the Trustee agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Issuer or the Trustee, as the case may be, and may be enforced in the courts of New York (or any other courts to the jurisdiction of which the Issuer or the Trustee, as the case may be, is subject) by a suit upon such judgment, provided that service of process is effected upon the Issuer as permitted by law;
PROVIDED, HOWEVER, that neither the Issuer nor the Trustee waives, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment.

     SECTION 1.25   NO BANKRUPTCY PETITION.

     Notwithstanding any provision contained herein, each of the Noteholders and the Trustee covenants and agrees that prior to the date which is one year and one day after the payment in full of all Notes issued by the Issuer, it will not institute against, or join any other Person in instituting against, the Issuer any bankruptcy, reorganization, receivership, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law. The Issuer represents, warrants, and covenants that it and has obtained, and will in the future obtain, a no-petition agreement from each and every Person that enters into any agreement of any kind with the Issuer. This Section 1.25 shall survive the termination of this Indenture.

     SECTION 1.26   INDEBTEDNESS TREATMENT.

     This Indenture and the Notes have been structured with the intention that the Notes will qualify under applicable tax law as indebtedness. The Issuer, the Trustee and each Noteholder agrees to treat the Notes for purposes of federal, state and local income or franchise taxes (and any other tax imposed on or measured by income) as indebtedness and to cause any Person acquiring an interest in a Note by, through or under it to acknowledge the characterization of the Notes as indebtedness and to agree to treat the Notes as indebtedness for such tax purposes.

     SECTION 1.27   CONSENT TO DISTRIBUTION OF SERVICER REPORTS.

     By accepting the Notes pursuant to this Indenture, each Noteholder irrevocably agrees to receive distribution of the Monthly Servicer Reports from
(i) the Trustee as provided in Section 3.09 herein or (ii) from the Servicer, pursuant to Section 8.6 of the Transfer and Servicing Agreement, or any other successor to the Servicer pursuant to the Transaction Documents (including the Trustee, acting pursuant to Section 5.04 hereof).

                                   ARTICLE II

                                    THE NOTES

     SECTION 2.01   GENERAL PROVISIONS.

     (a) The Notes issuable hereunder shall be issued as registered Notes without coupons. The Notes shall be known and entitled generally as the "Media Internet Gateway Service Notes, Series 2001-1". The Notes shall have further particular designation as the Issuer may adopt, and each Note issued hereunder shall bear upon the face thereof the designation so adopted. The Trustee is hereby authorized and directed upon the written order of the Issuer to authenticate and deliver Notes to be issued hereunder entitled "7.341% Media Internet Gateway Service Notes, Series 2001-1". The form of each Note and of the Trustee's certificate of authentication shall be in substantially the forms set forth in Exhibit A, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $325,000,000 except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.04, 2.05, or 9.04 herein. The Notes shall be issuable only in registered form and only in denominations of at least $250,000 and integral multiples of $1,000 thereof; PROVIDED that the foregoing shall not restrict or prevent the transfer or issuance in accordance with
Section 2.04 or 2.05 herein of any Note having a remaining outstanding principal amount of less than $250,000.

     (b) The amount of principal due and payable on the Notes on each Payment Date, commencing with the related Initial Payment Date, shall be equal to the Monthly Principal. Except as otherwise provided in Section 6.03 hereof, no part of the principal of any Note shall be paid prior to the Payment Date on which such principal is due in accordance with the preceding provisions of this
Section 2.01(b).

     (c) Interest and principal on the Notes shall be payable on each Payment Date commencing with the related Initial Payment Date to Noteholders of record on the Record Date. Interest on the Notes is required to be paid to Noteholders in an amount equal to the Monthly Interest. Interest on the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     (d) All payments made with respect to any Note shall be made in U.S. Dollars by wire transfer, and shall be applied first to the interest then due and payable on such Notes (including any Overdue Interest and interest payable pursuant to Section 3.03(c) hereof) and then to the principal thereof (including any Overdue Principal).

     (e) All Notes issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof and thereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on the Notes shall be made pro rata among all outstanding Notes, without preference or priority of any kind.

     SECTION 2.02   BOOK-ENTRY NOTES; DEFINITIVE NOTES.

     (a) Form of Notes. Initially, the Notes shall be issued in the form of one or more Book-Entry Note(s): (i) Rule 144A Book-Entry Notes: the Notes sold in reliance on Rule 144A under the Securities Act shall be issued in the form of a Rule 144A Book-Entry Note; (ii) Regulation S Temporary Book-Entry Note: the Notes sold to non-U.S. person in reliance on Regulation S shall initially be issued in the form of a Regulation S Temporary Book-Entry Note; and (iii) Public Book-Entry Notes: after the expiration of the 40-day restricted period specified in Regulation S, each beneficial interest in a Regulation S Temporary Book-Entry Note shall be exchangeable for a Public Book-Entry Note. Following the initial issuance of the Notes, any interest in a Book-Entry Note transferred to an Institutional Accredited Investor that is not a QIB, or exchanged pursuant to
Section 2.02(d) hereof, shall be evidenced by a Definitive Note. The Notes (i) shall represent, and shall be denominated in an aggregate amount equal to, the aggregate principal amount of all Notes to be issued hereunder, (ii) shall be substantially in the form of the Note specified pursuant to Section 2.01 hereof, with such changes therein as may be necessary to reflect that each such Note is a global security, and (iii) shall each bear a legend substantially to the effect included in the form of the face of the Notes as set forth in Exhibit A hereto.

     (b) The Book-Entry Note(s) shall be delivered as one or more Notes held by the Book-Entry Custodian, or, if appointed to hold such Notes as provided below, the Depository and shall be registered in the name of the Depository or its nominee.

     (c) Notwithstanding any other provisions of this Section 2.02 or of Section
2.04 hereof, unless and until a Book-Entry Note is exchanged in whole for Definitive Notes, a Book-Entry Note may be transferred, in whole, but not in part, and in the manner provided in this Section 2.02, only by the Depository to a nominee of such Depository or by a nominee of such Depository to such Depository or another nominee of such Depository or by such Depository or any such nominee to a successor Depository selected or approved by the Issuer or to a nominee of such successor Depository or in the manner specified in Section 2.02(d) hereof.

     (d) If (i) the Issuer at any time notifies the Trustee that the Depository is unwilling or unable to continue as Depository of the Notes, and a successor Depository is not appointed or approved by the Issuer within 90 days after the Issuer receives such notice or becomes aware of such condition, as the case may be or (ii) the Issuer at its option elects to terminate the book-entry system through the Depository, the Issuer shall promptly execute, and the Trustee, upon receipt of an Officer's Certificate evidencing such determination by the Issuer, will promptly authenticate and make available for delivery, Definitive Notes without coupons, in authorized denominations and in an aggregate principal amount equal to the principal amount of the Book-Entry Note or Notes then outstanding in exchange for such Book-Entry Note or Notes and this Section 2.02 shall no longer be applicable to the Notes. Upon the exchange of the Book-Entry Notes for such Definitive Notes without coupons, in authorized denominations, such Book-Entry Notes shall be canceled by the Trustee. Such Definitive Notes issued in exchange of the Book-Entry Notes pursuant to this Section 2.02(d) shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee may conclusively rely on any such instructions furnished by the Depository and shall not be liable for any delay in delivery of such instructions. The Trustee shall make such Notes available for delivery to the Persons in whose names such Notes are so registered.

     (e) As long as the Notes outstanding are represented by one or more Book-Entry Notes:

          (i) the Note Registrar and the Trustee may deal with the Depository for all purposes (including the payment of principal of and interest on the Notes) as the authorized representative of the Note Owners;

          (ii) the rights of Note Owners shall be exercised only through the Depository and shall be limited to those established by law and agreements between such Note Owners and the Depository and/or the Direct Participants and Indirect Participants. Unless and until Definitive Notes are issued, the Depository will make book-entry transfers among the Direct Participants and Indirect Participants and receive and transmit payments of principal of and interest on the Notes to such Direct Participants and Indirect Participants; and

          (iii) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of the Majority of Holders, the Depository shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Direct Participants and Indirect Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instruction to the Trustee.

     (f) If Notes are to be issued in global form other than as Book-Entry Notes, the provisions governing such Notes shall be specified pursuant to an Officer's Certificate with respect thereto and by an indenture supplemental hereto.

     (g) Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to Note Owners, the Trustee shall give all such notices and communications to the Depository.

     (h) The Trustee is hereby initially appointed as the Book-Entry Custodian and hereby agrees to act as such in accordance with the agreement that it has with the Depository authorizing it to act as such. The Book-Entry Custodian may, and, if it is no longer qualified to act as such, the Book-Entry Custodian shall, appoint, by written instrument delivered to the Issuer and the Depository, any other transfer agent (including the Depository or any successor Depository) to act as Book-Entry Custodian under such conditions as the predecessor Book-Entry Custodian and the Depository or any successor Depository may prescribe, PROVIDED that the predecessor Book-Entry Custodian shall not be relieved of any of its duties or responsibilities by reason of any such appointment of other than the Depository. If the Trustee resigns or is removed in accordance with the terms hereof, the successor Trustee or, if it so elects, the Depository shall immediately succeed to its predecessor's duties as Book-Entry Custodian. The Issuer shall have the right to inspect, and to obtain copies of, any Notes held as Book-Entry Notes by the Book-Entry Custodian.

     (i) The provisions of this Section 2.02(i) shall apply to all transfers of Definitive Notes, if any, issued in respect of ownership interests in the Book-Entry Notes.

          (a) No transfer of any Note or interest therein shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act, and effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. If a transfer of any Definitive
     Note is to be made without registration under the Securities Act (other than in connection with the initial issuance thereof or a transfer thereof by the Depository or one of its Affiliates), then the Note Registrar shall refuse to register such transfer unless it receives (and upon receipt, may conclusively rely upon) either: (i) a certificate from such Noteholder substantially in the form attached as Exhibit B hereto or such other certification reasonably acceptable to the Trustee and a certificate from such Noteholder's prospective transferee substantially in the form attached as Exhibit B hereto or such other certification reasonably acceptable to the Trustee; or (ii) an Opinion of Counsel satisfactory to the Trustee to the effect that such transfer may be made without registration under the Securities Act (which Opinion of Counsel shall not be an expense of the Issuer or any Affiliate thereof that is a trust or of the Depository, the Service Provider, any Successor Service Provider, the Trustee, the Book-Entry Custodian or the Note Registrar in their respective capacities as such), together with the written certification(s) as to the facts surrounding such transfer from the Noteholder desiring to effect such transfer and/or such Noteholder's prospective transferee on which such Opinion of Counsel is based.

          (b) If such a transfer of any interest in a Book-Entry Note is to be made without registration under the Securities Act, the transferor will be deemed to have made each of the representations and warranties set forth on Exhibit B hereto in respect of such interest as if it was evidenced by a Definitive Note and the transferee will be deemed to have made each of the representations and warranties set forth in either Exhibit B hereto in respect of such interest as if it was evidenced by a Definitive Note. None of the Depository, the Issuer, the Trustee, Book-Entry Custodian or the Note Registrar is obligated to register or qualify any Notes under the Securities Act or any other securities law or to take any action not otherwise required under this Indenture to permit the transfer of any Note or interest therein without registration or qualification. Any Noteholder or Note Owner desiring to effect such a transfer shall, and does hereby agree to, indemnify the Depository, the Issuer, the Trustee and the Note Registrar against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     SECTION 2.03   EXECUTION, AUTHENTICATION, DELIVERY AND DATING.

     (a) The Notes shall be executed manually or by facsimile signature on behalf of the Issuer by an Authorized Officer of the Issuer.

     (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper authorized signatory of the Issuer shall bind the Issuer, notwithstanding that such individual did not hold such office at the date of such Note.

     (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

     (d) The Notes may from time to time be executed by the Issuer and delivered to the Trustee for authentication together with an Issuer Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Issuer Request.

     All Notes and the interest thereon shall be recourse obligations of the Issuer only. No Person other than the Issuer shall be liable for any obligation of the Issuer under this Indenture or any Note or any losses incurred by any Noteholder.

     SECTION 2.04   REGISTRATION, TRANSFER AND EXCHANGE.

     (a) The Issuer shall cause to be kept at the Corporate Trust Office a register (the "NOTE REGISTER") in which, subject to such reasonable regulations as the Trustee may prescribe, the Issuer shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed "NOTE REGISTRAR" for the purpose of registering Notes and transfers of Notes as herein provided.

     (b) Upon surrender for registration of transfer of any Note at the Corporate Trust Office, the Issuer shall execute and the Trustee upon request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes, of any authorized denominations and of a like aggregate original principal amount.

     (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange. (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Trustee duly executed, by the Holder thereof or his attorney duly authorized in writing.

     (e) No service charge shall be made for any registration of transfer or exchange of Notes but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, but this provision shall not apply to any exchange pursuant to Section 9.04 hereof not involving any transfer.

     (f) If Definitive Notes are issued or exchanged under Section 2.02 hereof, such Notes shall not be registered by the Trustee unless each Prospective Owner of a beneficial interest in Notes acquiring such beneficial interest provides the Service Provider, the Issuer, the Trustee and any Successor Service Provider with a representation that the statements in either subsections (1) or (2) of
Section 2.10 hereof is an accurate representation as to all sources of funds to be used to pay the purchase price of the Notes.

     (g) No transfer of a Note shall be deemed effective unless the registration and prospectus delivery requirements of Section 5 of the Securities Act and any applicable state securities laws are complied with, or such transfer is exempt from the registration and prospectus delivery requirements under the Securities Act and such laws. In the event that a transfer is to be made without registration or qualification, such Noteholder's prospective transferee shall deliver to the Trustee a purchaser letter substantially in the form of Exhibit B hereto (the "PURCHASER LETTER"). The Trustee is not under any obligation to register the Notes under the Act or any other securities law or to bear any expense with respect to such registration by any other Person or monitor compliance of any transfer with the securities laws of the United States regulations promulgated in connection thereto or ERISA unless the Notes are issued or exchanged in definitive form under Section 2.02 hereof.

     SECTION 2.05   MUTILATED, DESTROYED, LOST AND STOLEN NOTES.

     (a) If any mutilated Note is surrendered to the Trustee, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (b) If there shall be delivered to the Issuer and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Issuer or the Trustee that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Payment Date become due and payable, the Issuer in its discretion may, instead of issuing a replacement Note, pay such Note.

     (d) Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note.

     (e) Every replacement Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

     SECTION 2.06   PAYMENT OF INTEREST AND PRINCIPAL; RIGHTS PRESERVED.

     (a) Any installment of interest or principal payable on any Note that is paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Payment Date by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

     (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Payment Date shall be binding upon all Holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each Holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office for the payment of the final installment of principal on such Note.

     SECTION 2.07   PERSONS DEEMED OWNERS.

     Prior to due presentment of a Note for registration or transfer, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

     SECTION 2.08   CANCELLATION.

     All Notes surrendered for registration of transfer or exchange or final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by an Issuer Order.

     SECTION 2.09   NOTEHOLDER LISTS; COMMUNICATIONS TO NOTEHOLDERS.

     (a) The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Note Registrar, the Issuer or other obligor, if any, shall furnish to the Trustee at least three Business Days prior to each Record Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

     (b) If any Noteholder (herein referred to as an "APPLICANT") applies in writing to the Trustee, and such application states that the applicant desires to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes, then the Trustee shall, within three Business Days after the receipt of such application, afford such applicant(s) access to the information preserved at the time by the Trustee in accordance with Section 2.09(a) hereof.

     (c) Every Noteholder, by receiving and holding the same, agrees with the Issuer and the Trustee that neither the Issuer nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders in accordance with
Section 2.09(b) hereof, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 2.09(b) hereof.

     SECTION 2.10   ERISA DEEMED REPRESENTATIONS.

     Each prospective initial Noteholder acquiring Notes, each prospective transferee acquiring the Notes, and each prospective owner (or transferee thereof) of a beneficial interest in Notes (each a "PROSPECTIVE OWNER") will be deemed to have represented by such purchase to the Issuer, the Trustee, the Servicer and any Successor Service Provider that either (1) it is not a plan within the meaning of Section 3(3) of ERISA or Section 4975 of the Code ("PLAN") and is not directly or indirectly acquiring the Notes on behalf of, as investment manager of, as named fiduciary of, as trustee of, or with the assets of a Plan; or (2) the acquisition and holding of the Notes will not give rise to a prohibited transaction under Section 406(a) of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

                                  ARTICLE III

                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

     SECTION 3.01   ACCOUNTS; INVESTMENTS BY TRUSTEE.

     (a) On or before the Closing Date, the Trustee shall establish in the name of the Trustee for the benefit of the Noteholders as provided in this Indenture and in the Transfer and Servicing Agreement, the following Accounts, each of which accounts shall be established and maintained at the Corporate Trust Office as an Eligible Deposit Account:

          (i) Revenue Account;

          (ii) Reserve Account; and

          (iii) Property Tax Escrow Account.

Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such Accounts all amounts received by it which are required to be deposited therein in accordance with the written direction of the Servicer or any Successor Servicer, as the case may be, and the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such Accounts (which, except as to the Property Tax Escrow Account, shall be held as part of the Collateral) as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the written direction of the Servicer pursuant to the provisions of, this Indenture. With respect to each Account, the Issuer and the Trustee agree that any amounts or other property that are held in such Account (including any investment earnings therein) shall be held solely in the name of the Trustee, on behalf of the Noteholders. Each such Account shall be subject to the exclusive custody and control of the Trustee, and the Trustee shall have sole signature authority with respect thereto.

     (b) RESERVED.

     (c) The Trustee shall have no right of set-off with respect to any Account or any investment therein, or any other Collateral, including collections or proceeds with respect thereto regardless of when or how held by the Trustee and whether or not commingled.

     (d) So long as no Default or Event of Default shall have occurred and be continuing, the amounts in the Accounts shall be invested and reinvested by the Trustee pursuant to a Servicer Order in one or more Eligible Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f) hereof, each such Servicer Order may authorize the Trustee to make the specific Eligible Investments set forth therein, to make Eligible Investments from time to time consistent with the general instructions set forth therein, or to make specific Eligible Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Servicer identified therein, in each case in such amounts as such Servicer Order shall specify.

The Issuer agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Accounts.

     (e) In the event that either (i) the Servicer shall have failed to give investment directions to the Trustee by 12:00 P.M. New York time on any Business Day on which there may be uninvested cash or (ii) a Default or Event of Default shall have occurred and be continuing, then the Trustee shall invest and reinvest the funds then in the Accounts to the fullest extent practicable in one or more Eligible Investments as specified in paragraph (e) of the definition of Eligible Investments in Appendix I to this Indenture. All investments made by the Trustee shall mature no later than the maturity date therefor permitted by
Section 3.01(f) hereof.

     (f) No investment of any amount held in (i) the Revenue Account, (ii) the Property Tax Escrow Account to the extent representing the Minimum Property Tax Escrow Amount or (iii) the Reserve Account to the extent representing the Minimum Reserve Amount shall mature later than the Determination Date immediately preceding the Payment Date which is scheduled to occur immediately following the date of investment; PROVIDED that no investment of any amount held in (x) the Property Tax Escrow in excess of the Minimum Property Tax Escrow Amount or (y) the Reserve Account in excess of the Minimum Reserve Amount shall mature later than the earlier to occur of (l) the date which occurs 180 days after the date of investment and (2) the Determination Date immediately preceding the Stated Maturity Date. All income or other gains from the investment of moneys that are required to be deposited in any Account shall be deposited by the Trustee in such Account immediately upon receipt.

     (g) Any investment of any funds in an Account, and any sale of any investment held in an Account, shall be made under the following terms and conditions:

          (i) each such investment shall be made in the name of the Trustee (in its capacity as such) for the benefit of the Noteholders or in the name of a nominee of the Trustee;

          (ii) the investment earnings of any investment shall be credited to the Account for which such investment was made;

          (iii) any certificate or other instrument evidencing such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument, and all income on such investment; and

          (iv) the proceeds of any sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the Account in which such investment was held.

     (h) The Trustee shall not in any way be held liable by reason of any insufficiency in any Account, resulting from losses on investments made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment losses or any liquidation prior to its maturity or any investment made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment.

     SECTION 3.02   RESERVED.

     SECTION 3.03   COLLECTION OF MONEYS.

     (a) Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Collateral, the Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate proceedings. Notwithstanding the foregoing, the Trustee shall not be obligated to act as Servicer/Service Provider. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article VI hereof. If at any time the Issuer shall receive any payment on or in respect of any Contract or Equipment, it shall hold such payment in trust for the benefit of the Trustee and the Noteholders, shall segregate such payment from the other property of the Issuer, and shall, within two Business Days of receipt, deliver such payment in immediately available funds to the Trustee.

     (b) If at any time the Trustee shall receive any payment on or in respect of any Contract or Equipment, it shall, not later than the Business Day following receipt thereof by it, deposit such payment into the Revenue Account.

     (c) To the extent permitted by law, Overdue Interest and Overdue Principal shall bear interest from the date due until the date paid, at the Overdue Rate.

     SECTION 3.04   REVENUE ACCOUNT.

     (a) The Trustee shall promptly upon receipt (but in no event later than the next Business Day following receipt thereof), deposit the following amounts into the Revenue Account:

          (i) each Contract payment received by the Trustee, including all Contract payments deposited with the Trustee by the Servicer or Issuer on the Closing Date (if any);

          (ii) any proceeds received by the Trustee pursuant to any Insurance Policy covering Equipment or any other amounts received by the Trustee relating to a Contract or Equipment;

          (iii) any amounts received by the Trustee pursuant to Section 3.03 hereof and not required under the terms of this Indenture to be deposited in any other Account;

          (iv) any amount transferred from the Reserve Account in accordance with Sections 3.04(c), 3.04(d), 3.07(b) or 3.07(c) hereof; and

          (v) any other amount required to be deposited in the Revenue Account pursuant to this Indenture or any other Transaction Document.

     (b) Unless the Notes have been declared due and payable pursuant to Section
6.03 hereof and moneys collected by the Trustee are being applied in accordance with Section 6.07 hereof, the Trustee shall by 3:00 P.M., New York City time, on each Payment Date, beginning on the Initial Payment Date, in the amounts required, and in the order of priority from amounts on deposit in the Revenue Account set forth below in accordance with the Monthly Servicer Report:

          (i) disburse all Available Funds to the extent of an amount equal to the sum of the Minimum Payment and any Note Reserve Draw for such Payment
     Date:

               (A) to pay to the Trustee, the Trustee Fee;

               (B) to pay to the Noteholders, first interest on any (x) Overdue Interest on the Notes and (y) Overdue Principal on the Notes, as set forth in Section 3.03(c) hereof and then any Overdue Interest on the Notes;

               (C) to pay to the Noteholders, Monthly Interest on the Notes;

               (D) to pay to the Noteholders, Overdue Principal on the Notes, if any;

               (E) to pay to the Noteholders, Monthly Principal on the Notes until such time as the Note Principal Balance has been reduced to zero; and

               (F) to deposit in the Reserve Account, the Note Reserve Deposit Amount.

          (ii) thereafter, disburse all remaining Available Funds:

               (A) to pay to the Trustee, the Trustee Payments (other than the Trustee Fee);

               (B) to pay to the Backup Service Provider, the Backup Service Provider Fee;

               (C) to pay to the Servicer/Service Provider, the Senior Servicing Fee;

               (D) to pay the Location Adjustment Costs;

               (E) to pay amounts due for insurance premiums under the Backup Servicing Agreement;

               (F) to pay amounts due under the Carrier Hotel Agreements, the Maintenance Agreement and the Installation Agreement (other than Location Adjustment Costs);

               (G) to deposit in the Property Tax Escrow Account an amount equal to one-twelfth of the sum of all property taxes estimated to be due with respect to the Equipment and the Contracts in the related tax year;

               (H) to pay amounts due under the Services Agreement and the Management and Tax Allocation Agreement;

               (I) to pay to the Reserve Account, the Servicing Reserve Deposit Amount;

               (J) to pay to the Servicer/Service Provider, the Subordinated Servicing Fee; and

               (K) to pay to the Issuer or its designee all remaining Available Funds.

Any Advance Payment shall be retained in the Revenue Account (subject to the provisions of Section 3.01(d) hereof) for distribution on the related Payment Date. If at any time any amount or portion thereof previously distributed pursuant to this Section 3.04(b) shall have been recovered, or shall be subject to recovery, in any proceeding with respect to the Issuer or otherwise, then for purposes of determining future distributions pursuant to this Section 3.04(b) such amount or portion thereof shall be deemed not to have been previously so distributed. The Trustee shall make the disbursements in accordance with the Monthly Servicer Report on each Payment Date to the extent of Available Funds for such Payment Date; PROVIDED, HOWEVER, that any Advance Payment shall be retained by the Trustee for distribution on the related Payment Date.

     (c) If on any Payment Date, the Available Funds on deposit in the Revenue Account are less than the sum necessary to make the payments required pursuant to Section 3.04(b)(i) hereof, clauses (A) through (E) each as applicable (the sum of such payments, the "PRIORITY PAYMENTS"), then the Trustee shall withdraw the Note Reserve Draw (as defined in Section 3.07(c) hereof) from the Reserve Account, to the extent that such funds are on deposit in the Reserve Account and after taking into account the Priority Payments due on such Payment Date and deposit such Note Reserve Draw into the Revenue Account.

     (d)  If  on  any  Payment  Date,  the  Available   Funds   remaining  after
distribution of all amounts payable pursuant to Section 3.04(b)(i) for such Payment Date are less than the sum necessary to make the payments then required pursuant to Section 3.04(b)(ii) clauses (A) through (H) hereof (the sum of such payments, the "SERVICING Payments"), then the Trustee shall withdraw the

Servicing Reserve Draw (as defined in Section 3.07(b) hereof) from the Reserve Account, to the extent that such funds are on deposit in the Reserve Account and after taking into account the Servicing Payments due on such Payment Date and deposit such Servicing Reserve Draw into the Revenue Account.

     SECTION 3.05   RESERVED.

     SECTION 3.06   PROPERTY TAX ESCROW ACCOUNT.

     On each Payment Date, the Trustee shall deposit into the Property Tax Escrow Account the amount specified in Section 3.04(b)(ii)(G) hereof. Upon receipt of an Officer's Certificate from the Servicer setting forth the amount of property taxes due with respect to the Equipment on the next due date (or if not available, the Servicer's good faith estimate thereof), and the date on which such taxes are next due, the Trustee shall release to the Servicer from the Property Tax Escrow Account amounts necessary to pay such property taxes when due. The Servicer shall provide to the Trustee on an annual basis, as promptly as feasible after the end of the Issuer's fiscal year, a certificate issued by their auditors reflecting the property taxes actually due and paid during such fiscal year. The property taxes estimated to be due in the next succeeding tax year, on which the monthly deposits described in Section 3.04(b)(ii)(G) hereof are based, shall be recalculated by the Issuer (subject to approval by the Trustee), if necessary, based upon the property taxes actually due and paid the previous year, as reflected in the certificate issued by the Issuer's auditors with respect thereto. Any funds remaining in the Property Tax Escrow Account shall be released to the Issuer or its designee upon the termination of this Indenture.

     SECTION 3.07   RESERVE ACCOUNT.

     (a) On the Closing Date, the Issuer shall deposit with the Trustee, on behalf of the Noteholders, for deposit in the Reserve Account, an amount equal to the Original Reserve Account Balance. On each Payment Date the Trustee shall deposit into the Reserve Account all amounts required to be deposited into the Reserve Account and actually received by the Trustee. The obligation of the Trustee to deposit amounts into the Reserve Account in accordance with the terms of this Indenture shall be limited to the deposit of amounts in the Reserve
Account pursuant to Sections 3.04(b)(i)(F) and 3 .04(b)(ii)(I) hereof. The Trustee shall be entitled to rely exclusively upon the information provided by the Servicer in the Monthly Servicer Report to determine the amount or adequacy of funds on deposit in the Reserve Account, or the amount of any withdrawals from the Reserve Account. The Issuer agrees to treat the assets in such Account (and all Reserve Account Earnings) (the "RESERVE ACCOUNT PROPERTY") as its assets (and earnings) for federal, state and local tax purposes and not to sell, transfer or otherwise dispose of its interest therein.

     (b) On each Payment Date, the Trustee shall, on the basis of the Monthly Servicer Report, deposit in the Reserve Account, pursuant to Section 3.04(b)(ii)(I) hereof, an amount equal to the Servicing Reserve Deposit Amount. If on any Payment Date, the Available Funds remaining after distribution of all amounts payable pursuant to Section 3.04(b)(i) for such Payment Date are not sufficient to pay the Servicing Payments, the Trustee shall withdraw from the Reserve Account (the "SERVICING RESERVE DRAW") the lesser of (1) the positive excess of the Servicing Payments (excluding those attributable to expenses other than taxes payable under the Management and Tax Allocation Agreement) over the Available Funds remaining after distribution of all amounts payable pursuant to
Section 3.04(b)(i) for such Payment Date in accordance with Section 3.04(d) hereof (based solely on information provided in the Monthly Servicer Report) and
(2) the positive excess of the amount in the Reserve Account over the Minimum Reserve Amount for such Payment Date as set forth on Schedule I hereto deposit such Servicing Reserve Draw into the Revenue Account.

     (c) On each Payment Date, the Trustee shall, on the basis of the Monthly Servicer Report, deposit in the Reserve Account, pursuant to Section 3.04(b)(i)(F) hereof, an amount equal to the Note Reserve Deposit Amount. If on any Payment Date, the Available Funds are less than the Priority Payments, the Trustee shall withdraw from the Reserve Account (the "NOTE RESERVE DRAW") the excess of the Priority Payments over the Available Funds in accordance with
Section 3.04(c) hereof and deposit such Note Reserve Draw into the Revenue Account.

     (d) Upon the installation of no less than a total of 591,500 ports and delivery to the Trustee of an Officer's Certificate to such effect, the Issuer shall be entitled upon request to receive a draw from the Reserve Account as of the following Payment Date equal to $910,000. Upon the installation of no less than a total of 676,104 ports and delivery to the Trustee of an Officer's Certificate to such effect, the Issuer shall be entitled upon request to receive an additional draw from the Reserve Account as of the following Payment Date equal to $910,000. In addition, on each Payment Date, if, after giving effect to all withdrawals therefrom on such Payment Date, the Reserve Account Balance is greater than the amount indicated opposite each such Payment Date on the schedule attached hereto as Schedule I, then the Trustee, at the instruction of the Service Provider, shall release and pay the amount (such amount, a "RESERVE ACCOUNT WITHDRAWAL") of the excess to the Issuer or its designee. Amounts properly paid to the Issuer or its designee, pursuant to this Section 3.07 hereof from the Reserve Account, shall be deemed released from the Collateral and the Issuer or its designee shall not in any event thereafter be required to refund any such amounts so paid.

     (e) Upon termination of this Indenture and payment of all principal and interest on the Notes and all other amounts due to the Noteholders, any amounts on deposit in the Reserve Account shall be paid to the Issuer or its designee.

     SECTION 3.08   RESERVED.

     SECTION 3.09   REPORTS; NOTICES OF CERTAIN PAYMENTS.

     (a) On or before each Payment Date, the Trustee shall mail to the Issuer, DTC, the Rating Agencies and each Note Owner, to the extent that such Note Owner has provided evidence satisfactory to the Trustee, evidencing such Note Owner's ownership interest in the Notes and its mailing address, the Monthly Servicer Report furnished to the Trustee by the Servicer on the Determination Date prior to such Payment Date (or if such report has not been received, a written statement to such effect).

     (b) The Trustee may make available to the Note Owners, the Service Provider and the Rating Agencies, via the Trustee's Internet Website, the Monthly

Servicer's Report and, with the consent or at the direction of the Issuer, such other information regarding the Notes and/or the Contracts as the Trustee may have in its possession, but only with the use of a password provided by the Trustee or its agent to such Person upon receipt by the Trustee from such Person of a certification in the form of Exhibit C hereto; PROVIDED, HOWEVER, that the Trustee or its agent shall provide such password to the parties to this Indenture, the Rating Agencies and each Note Owner, to the extent that such Note Owner has provided evidence satisfactory to the Trustee, evidencing such Note
Owner's ownership interest in the Notes and its mailing address, without requiring such certification. The Trustee will make no representation or warranties as to the accuracy or completeness of such documents and will assume no responsibility therefor.

     (c) The Trustee's Internet Website shall be initially located at "www.ABSNet.net" or at such other address as shall be specified by the Trustee from time to time in writing to the Note Owners. In connection with providing access to the Trustee's Internet Website, the Trustee may require registration and the acceptance of a disclaimer. The Trustee shall not be liable for the dissemination of information in accordance with this Indenture.

     (d) The Trustee shall deliver to the Servicer, and within two Business Days after the request of the Issuer, deliver to the Issuer, a written statement setting forth the amounts on deposit in each Account, and identifying the investments included therein.

     SECTION 3.10 TRUSTEE MAY RELY ON CERTAIN INFORMATION FROM ORIGINATOR AND SERVICER.

     Pursuant to Section 8.6 of the Transfer and Servicing Agreement, the Originator and the Servicer are required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article III. The Trustee shall be entitled to rely conclusively in good faith on any such information and calculations in the performance of its duties hereunder, (i) unless and until a Responsible Officer of the Trustee has actual knowledge that such information or calculations is or are incorrect, or (ii) unless there is a manifest error in any such information; PROVIDED that the Trustee shall verify the mathematical accuracy of the Monthly Principal, the Overdue Principal, the Monthly Interest, the Overdue Interest and the Interest as described in Section 3.03(c) hereof to be paid on each Payment Date.

                                   ARTICLE IV

                    REPRESENTATIONS AND WARRANTIES; OF ISSUER

     SECTION 4.01   REPRESENTATIONS AND WARRANTIES OF THE ISSUER.

     The Issuer hereby represents and warrants to the Trustee and the Noteholders as set forth below. The Trustee shall rely on such representations and warranties in accepting the Service Purchasers Contracts and the other Collateral in trust and authenticating the Notes. Such representations and warranties are made as of the Closing Date or such other date specifically referenced therein.

     (a) The Issuer owns the Collateral free and clear of all security interests, liens and encumbrances whatsoever, except for the security interest granted to the Trustee pursuant to this Indenture;

     (b) Except as to the Trustee, each party to the Transaction Documents has all necessary power, authority and legal right to execute and deliver and perform its obligations under each Transaction Document to which it is a party, and each such Transaction Document has been duly authorized, executed and delivered, by each party thereto, and each constitutes a legal, valid and binding instrument and obligation of such party, enforceable in accordance with its terms;

     (c) With respect to each party thereto other than the Trustee, neither (A) the execution and delivery of the Transaction Documents, including the issuance of the Note, nor (B) the consummation of the transactions herein or therein contemplated nor the fulfillment of, or compliance with, the terms and provisions hereof, of any other Transaction Document, including the Note, will
(i) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under (a) its certificate of incorporation or bylaws, or its certificate of formation or limited liability company operating agreement, as applicable, or (b) any indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument to which it is a party or by which it is bound, (ii) result in the creation or imposition of any adverse claim upon any of its properties pursuant to the terms of any such indenture, loan agreement, mortgage, deed of trust, or other agreement or instrument, other than the Transaction Documents, or (iii) violate any law or any order, rule, or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties;

     (d) Each of the Issuer, the Originator and the Servicer/Service Provider is a corporation duly organized, and validly existing and in good standing under the laws of its state of incorporation, with its chief executive office and principal place of business located at the address set forth in Section 1.05 hereof;

     (e) Each of the Backup Service Provider and the Service Purchasers is a corporation duly organized, and validly existing and in good standing under the laws of its incorporation with its chief executive office and principal place of business located at the address set forth in Section 1.05 hereof;

     (f) Each transfer of assets to the Issuer pursuant to the Transfer and Servicing Agreement constituted a valid transfer and sale of such assets. The purchase price paid by the Issuer to the Originator as "Seller" under the Transfer and Servicing Agreement equals the "fair market value" of the assets transferred thereunder;

     (g) The Trustee (on behalf of the Noteholders) will have, upon the giving of value and the filing of Financing Statements against the Issuer and the Originator in the Filing Locations, a duly perfected first priority security interest in all of the Collateral, and the Issuer has delivered to the Trustee the executed original counterpart of the Service Purchasers Consent and the MGS Agreement identified as "SECURED PARTY'S ORIGINAL";

     (h) the copies of the Service Purchasers Contracts and each other Transaction Document delivered by the Issuer to the Trustee on or prior to the Closing Date, are true and correct copies of such documents, each of which is in full force and effect and has not been amended, modified or terminated in any respect (except by written agreement delivered to the Trustee);

     (i) there is no payment under the MGS Agreement or the Service Purchasers Consent that is now past due pursuant to the terms of the MGS Agreement or the Service Purchasers Consent, nor have there been any payments made in advance on account of any payment due under the MGS Agreement or the Service Purchasers Consent, and to the best of the Issuer's knowledge, neither of the Service Purchasers nor the Originator is in default under any of its obligations under the MGS Agreement or the Service Purchasers Consent;

     (j) the Service Purchasers have not notified the Service Provider, Lucent or Nortel, directly or indirectly, that (a) the Service Provider, Lucent or Nortel, as the case may be, is in default under any of its obligations under any Contract to which it is a party, or (b) any item of Equipment is not functioning properly or (c) the Service Purchasers intend not to pay any amount which is due or which will become due, or will not satisfy any obligation required to be performed by it, under the MGS Agreement or the Service Purchasers Consent;

     (k) there are no setoffs, counterclaims, or defenses on the part of the Service Purchasers to pay any of the Service Purchasers Payment Agreement due under the MGS Agreement or the Service Purchasers Consent;

     (l) the Minimum Payments plus all amounts required to be deposited as Note Reserve Deposit Amounts shall be sufficient to pay the Priority Payments, as such amounts shall come due;

     (m) there is no litigation or governmental proceeding pending or threatened by the Originator or against either the Originator or the Issuer or any Collateral which litigation or governmental proceeding could have a material adverse effect upon the Collateral or the Issuer or the Issuer's ability to perform its obligations hereunder;

     (n) simultaneously with the closing, the Issuer, as assignee of the Servicer/Service Provider, is obligated to and shall pay to the Service Purchasers the entire remaining purchase price of the Equipment; and

     (o) to perfect the security interests of the Trustee in all items of Collateral as to which a security interest can be perfected by the filing of Uniform Commercial Code Financing Statements or assignments, the Issuer shall cause (1) within two Business Days after the Closing Date, UCC Financing
Statements to be delivered for filing in all jurisdictions (x) where the Equipment is located and (y) where all other Collateral is deemed to be located and (2) within thirty (30) Business Days after the Closing Date, UCC assignments to be delivered for filing in all jurisdictions where UCC- 1 file numbers are not available on the Closing Date.

     All representations and warranties set forth in this Section 4.01 to the effect that any agreement is a legal, valid and binding instrument enforceable in accordance with its terms are subject, as to the enforceability of remedies, to limitations imposed by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the enforcement of creditors' rights generally.



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

                                   ARTICLE V

              SERVICER TERMINATION EVENTS; BACKUP SERVICE PROVIDER;
                           SUBSTITUTE SERVICE PROVIDER

     SECTION 5.01   SERVICER TERMINATION EVENTS.

     If a Servicer Termination Event shall have occurred and be continuing under
Section 10.1 of the Transfer and Servicing Agreement, the Trustee shall, upon the written request of the Majority of Holders, give written notice to the Servicer and to the Issuer of the termination of all of the rights and obligations of the Servicer as Service Provider and Servicer under the Transfer and Servicing Agreement (but none of the Originator's obligations thereunder, which shall survive any such termination). In the event that the Service Purchasers do not exercise their option, pursuant to the Service Purchasers Consent, to act as Successor Service Provider, the Trustee shall deliver to the Backup Service Provider the Backup Servicing Notice.

     SECTION 5.02    SUBSTITUTE SERVICE PROVIDER.

                  In the event that the Backup Service Provider, for any reason, does not act as Successor Service Provider, as provided in the Backup Servicing Agreement, the Trustee shall, at the direction of the Majority of Holders, appoint a Successor Service Provider in accordance with Section 10.2(a) of the Transfer and Servicing Agreement.

     SECTION 5.03    NOTIFICATION TO NOTEHOLDERS AND RATING AGENCIES.

     Upon any termination of the Service Provider or appointment of a Successor Service Provider, the Trustee shall give prompt notice of such termination, resignation, discharge, removal or appointment, together with the conditions of default, if applicable, to the Rating Agencies and each Noteholder in the manner provided herein.

     SECTION 5.04    TRUSTEE TO ACT; APPOINTMENT OF SUCCESSOR.

     (a) On and after the time KMC VI is removed as Servicer pursuant to Section 5.01(a) hereof or resigns as Servicer pursuant to Section 8.4 of the Transfer and Servicing Agreement and if in each case Lucent is appointed as Successor Service Provider pursuant to the Backup Servicing Agreement and so acts as Successor Service Provider, the Trustee shall, unless prevented by law as evidenced by an Opinion of Counsel, automatically and without further action be the successor Servicer pursuant to the Transfer and Servicing Agreement and as further set forth in Section 5.04(b) hereof. If the Trustee cannot serve as successor Servicer as provided in this Section 5.04(a), the Majority of Holders shall appoint another successor Servicer.

     (b) The Trustee in its capacity as successor Servicer shall be bound by all the provisions of the Transfer and Servicing Agreement (as modified by this Section 5.04) and be the successor to the Servicer in its capacity as Servicer under the Transfer and Servicing Agreement and agrees to perform the obligations of the Servicer for the transactions set forth or provided for therein and shall be subject to all the responsibilities, duties and liabilities relating thereto


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

placed on the Servicer by the terms and provisions thereof; PROVIDED however, that the Trustee in its capacity as successor Servicer (1) shall not be required to provide the services provided by Lucent as Backup Service Provider under the Backup Servicing Agreement and shall not be liable for any of the obligations of Lucent in its capacity as Backup Service Provider under the Backup Servicing Agreement or under the Lucent Consent, (2) shall not be liable for any acts or omissions of the outgoing Servicer or for any breach by the outgoing Servicer of any of its representations and warranties contained herein or in any related document or agreement. With the prior written consent of the Majority of Holders (which consent shall not be unreasonably withheld), the Trustee as successor Servicer may subcontract with another firm to act as subservicer so long as the successor Servicer remains fully responsible and accountable for performance of all obligations of the successor Servicer on and after the time the Trustee becomes the successor Servicer pursuant to Section 5.04(a) hereof; provided that it is understood that Lucent in its capacity of Backup Service Provider shall not be considered a subservicer.

     (c) Upon becoming the successor Servicer pursuant to Section 5.04(a) hereof
(1) the Trustee shall be entitled to the Senior Servicing Fee for its activities as Servicer and (2) the Trustee in its capacity as successor Servicer shall be afforded the protections set forth in Sections 7.01(a) and (c) and 7.03 hereof.

     (d) The Servicer, the Issuer, the Trustee and such successor Servicer shall take such action, consistent with this Indenture and the Transfer and Servicing Agreement, as shall be necessary to effectuate any such succession of the Trustee to be successor Servicer pursuant to this Section 5.04.

     (e) In the event Lucent has been removed or has resigned as Backup Service Provider pursuant to the terms of the Backup Servicing Agreement or does not act as Successor Service Provider as required under the terms of the Backup Servicing Agreement, the terms hereof or otherwise, the Trustee shall be entitled to resign, solely as successor Servicer pursuant to this Section 5.04 and the Transfer and Servicing Agreement (or shall not be required to become successor Servicer), by delivery of a notice of resignation to the Noteholders and shall have no further obligations to the Noteholders as successor Servicer immediately upon delivery of such notice other than to cooperate with the transfer of servicing to any successor Servicer appointed by the Majority of Holders.

     (f) Upon any such succession by the Trustee as successor Servicer, the Trustee shall be deemed to have made (on and as of the effective date of such succession) the following representations and warranties:

          (i) it has been duly organized and is validly existing in good standing as a national banking association, with power and authority to own its properties, enter into the Transfer and Servicing Agreement, and to conduct its business as such properties are presently owned and such business is presently being conducted;

          (ii) it is duly licensed or qualified to do business in each jurisdiction in which (a) the ownership or lease of its property or the conduct of its business requires such licensing or qualification and (b) the failure to be so licensed or qualified would be reasonably likely to have a Material Adverse Effect;



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

          (iii) it has (a) all necessary power, authority and legal right to execute and deliver, and perform its obligations under, each Transaction Document to which it is a party and (b) duly authorized such execution and delivery and the performance of such obligations by all necessary corporate action;

          (iv) the consummation of the transactions contemplated by the Transfer and Servicing Agreement, and the fulfillment of the terms thereof, will not
     (a) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under its organizational documents or any agreement or instrument to which it is a party or by which it is bound, (b) result in the creation or imposition of any Adverse Claim upon any of its properties pursuant to the terms of any such agreement or instrument, or (c) violate any law or any order, rule or regulation applicable to it of any court or of any state or foreign regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over it or any of its properties;

          (v) the Transfer and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and constitutes a legal, valid and binding instrument and obligation of the Trustee, enforceable in accordance with its terms is enforceable against the Trustee in its capacity as successor Servicer;

          (vi) there is no action, suit, proceeding or investigation pending before any court, regulatory body, arbitrator, administrative agency, or other tribunal ot governmental instrumentality which, if adversely determined, would be reasonably likely to have a Material Adverse Effect; and

          (vii) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery and performance by such successor Servicer of any Transaction Document to which it is a party.

     (g) Notwithstanding any provision of the Transfer and Servicing Agreement or contrary provision in this Indenture, such successor Servicer shall not be obligated to perform the obligations of the Servicer under Sections 6.1(f), 7.2(b) et seq., 7.3 and 8.2(a) of the Transfer and Servicing Agreement; PROVIDED, further, that (1) its obligations under Section 8.6 of the Transfer and Servicing Agreement shall be subject to timely receipt, from the Service Purchasers or Lucent, of relevant information regarding the Service Purchaser Payments; (2) any indemnification by such successor Servicer, under Section 11.1 of the Transfer and Servicing Agreement or otherwise, shall be limited to any loss, expense, claim or damage which may arise out of the gross negligence or willful misconduct of such successor Servicer in performing its duties under the Transfer and Servicing Agreement; (3) such successor Servicer shall not be liable to perform any obligation of any party under the MGS Agreement; (4) any expense of the Trustee, in its capacity as such or as successor Servicer, incurred in enforcing any of the Contracts or in performing any of its duties as successor Servicer (including the reasonable fees and expenses of any agents, subcontractors, attorneys and consultants retained by it from time to time), shall constitute "Trustee Payments" under this Indenture; and (5) the Trustee as successor Servicer may consult with any consultants described above with respect to technical matters and the advice of which consultant shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it in good faith and in reliance thereon.

     (h) In the event that Lucent in its role as Successor Service Provider elects not to assume any Carrier Hotel Agreement and with respect to the obligations set forth in Section 8.02(b) of the Transfer and Servicing
Agreement, the obligations of the Trustee as successor Servicer under the Carrier Hotel Agreements and under Section 8.02(b) of the Transfer and Servicing Agreement shall be limited to (1) continuing to make all scheduled payments owing thereunder (solely from monies available under this Indenture), (2) notifying each Note Owner of any breach of any of the terms and provisions of, or any default thereunder of which the Trustee has knowledge and (3) receiving and responding to all notifications and communications delivered to the Trustee as successor Servicer, PROVIDED that the Trustee as successor Servicer shall have no obligation to respond to or act on any notifications or communications that require the Trustee as successor Servicer to exercise independent judgment in material matters and the successor Servicer shall have discharged its obligations hereunder by transmitting such notifications or communications to the Note Owners.



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

                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

     SECTION 6.01    EVENTS OF DEFAULT.

     "EVENT OF DEFAULT," wherever used herein, means any one of the following (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) failure by the Issuer to pay any principal of, or interest on, any Note when due;

     (b) default by the Issuer under any of its other covenants or agreements set forth in this Indenture or any Note Purchase Agreement (which default remains uncured for a period of 15 days after notice thereof is given to the Issuer);

     (c) default by the Servicer/Service Provider under any of its covenants or agreements set forth in the Transfer and Servicing Agreement which default is not remedied during the applicable grace period, if any;

     (d) default by the Backup Service Provider (after receipt by the Backup Service Provider of a Backup Servicing Notice) under any of its covenants or agreements set forth in the Backup Servicing Agreement, which default is not remedied during the applicable grace period, if any;

     (e) any representation or warranty (i) made by the Issuer under this Indenture or any Note Purchase Agreement or (ii) made by the Originator as Servicer/Service Provider under the Transfer and Servicing Agreement, proves to be incorrect or misleading when made;

     (f) any representation or warranty (i) made by any Servicer/Service Provider other than the Originator under the Transfer and Servicing Agreement or
(ii) made by the Backup Service Provider under the Backup Servicing Agreement, proves to be incorrect or misleading when made, and the fact that such representation or warranty was incorrect or misleading in any material respects;

     (g) the Issuer, the Servicer/Service Provider or the Backup Servicer Provider (after receipt by the Backup Service Provider of a Backup Servicing Notice) shall become insolvent or bankrupt or shall admit in writing its inability to pay any of its debts as they mature or make an assignment for the benefit of creditors, or a receiver or trustee shall have been appointed with respect to it or to any of its estate;

     (h) bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings for relief under Title 11 of the United States Code or any federal or state bankruptcy or insolvency law or similar law now or


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

hereafter in force for the relief of debtors shall be instituted by or against the Issuer, the Servicer/Service Provider or the Backup Service Provider (after receipt by the Backup Service Provider of a Backup Servicing Notice) and, if instituted against it, shall be consented to by it or shall not be dismissed within sixty (60) days of such institution or it shall take any action in the furtherance of the institution of any such proceeding; or

     (i) the Trustee fails to possess a first priority perfected security interest in the Collateral.

     SECTION 6.02 REMEDY IN EVENT OF DEFAULT IN PAYMENT OR PERFORMANCE BY SERVICE PURCHASERS UNDER THE SERVICE PURCHASERS CONTRACTS.

     In the event of a default in payment by the Service Purchasers, or performance of the Service Purchasers' obligations, under the Service Purchasers Contracts, which default is not remedied during the applicable grace period, the Trustee, at the unanimous, written direction of the Noteholders shall exercise any one or more of the remedies set forth in Section 4 of the Service Purchasers Consent, which are restated below:

          (i) bring an action at law or in equity to compel payment or performance, or recover damages for breach thereof, together with interest at a rate of 12% per annum on any past due amounts;

          (ii) demand immediate payment of all past due amounts under the Service Purchasers Contracts, together with the present value of all remaining Minimum Payments, discounted monthly at 5% per annum;

          (iii) A. terminate the rights of the Service Purchasers under the Service Purchasers Contracts; or

                B. the Trustee, at the unanimous written direction of the Noteholders, may appoint a Successor Service Purchaser, which Successor Service Purchaser (1) shall be acceptable to all Noteholders and provided that it is not otherwise in default of its obligations pursuant to the Transaction Documents, the Service Provider, and (2) shall be a Person whose regular business involves the purchase of services similar to the MGS Services; PROVIDED that such Successor Service Purchaser shall accept such appointment in writing and shall enter into one or more agreements containing terms and conditions that are acceptable to the Successor Service Purchaser, the Service Provider or any Successor Service Provider, as the case may be, the Issuer, the Trustee and all Noteholders, and that are substantially similar to the Service Purchasers Contracts, including similar representations and warranties and an absolute and unconditional payment obligation not less than the Service Purchasers Payment Agreement (including the Minimum Payments). Pending any appointment of a Successor Service

                    Purchaser by the Trustee, at the unanimous written direction of the Noteholders, the acceptance of such appointment by the Successor Service Purchaser and the execution of the agreement described above, the Trustee shall act in accordance with the provisions of this Section 6.02. Upon the appointment of and acceptance of appointment by a Successor Service Purchaser, the Trustee shall promptly notify the Rating Agencies in writing as to the legal name, chief executive office and principal place of business of such Successor Service Purchaser. Appointment of and acceptance of appointment by a Successor Service Purchaser pursuant to this Section 6.02(iii)(B) shall not constitute an Event of Default pursuant to Section 6.01 hereof and upon the payment in full of all Priority Payment amounts owing and unpaid, shall terminate any Event of Default previously arising pursuant to Section 6.01 hereof; and shall not cause an acceleration of maturity pursuant to Section 6.03 hereof and shall terminate any acceleration of maturity previously arising pursuant to Section 6.03 hereof. The Trustee shall continue, subsequent to such appointment and acceptance of appointment, to invest, collect and apply moneys as provided in Article III hereof;

          (iv) take possession of any or all Equipment and hold, sell, lease or transfer same, applying the net proceeds of re-lease or any disposition to the unpaid obligations of the Service Purchasers under the Service Purchasers Contracts; and

          (v) exercise any other remedy available at law or in equity.

     SECTION 6.03    ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT.

     (a) If an Event of Default occurs and is continuing, of which a Responsible Officer of the Trustee has received written notice (PROVIDED that such written notice need not have been received by the Trustee in connection with a payment default as described in Section 6.01(a) or in connection with an insolvency described in Section 6.01(g) or 6.01(h) hereof), then and in every such case the Trustee, at the direction of the Majority of Holders, shall declare the unpaid principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Issuer, and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Issuer.

     (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Majority of Holders, by written notice to the Issuer and the Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Issuer has paid or deposited with the Trustee a sum sufficient to pay:

               (A) all sums paid or advanced, together with interest thereon, by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances, if any, of the Trustee, its agents and counsel;

               (B) all principal of any Notes which have become due otherwise than by such declaration of acceleration, and interest thereon from the date when the same first became due at the applicable Note Rate; and

               (C) all interest which has become due with respect to the Notes (including any interest on Overdue Interest and Overdue Principal at the Overdue Rate);

          (ii) all Events of Default, other than the non-payment of the aggregate Note Principal that has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.14 hereof; and

          (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

     SECTION 6.04    OTHER REMEDIES.

     (a) If an Event of Default occurs and is continuing of which a Responsible Officer of the Trustee has received written notice (PROVIDED that such written notice need not have been received by the Trustee in connection with a payment default as described in Section 6.01(a) or in connection with an insolvency described in Section 6.01(g) or 6.01(h) hereof), the Trustee shall give notice to each Noteholder as set forth in Section 7.02 hereof. The Trustee shall then take such action, if any, as may be directed by the Majority of Holders.

     (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Collateral as are available to secured parties under the Uniform Commercial Code or other applicable law or as are otherwise available to it under applicable law to protect and enforce the rights and remedies of the Trustee and the Noteholders hereunder and under the other Transaction Documents, including the right to foreclose on the Issuer's ownership of the Equipment and the right to apply all moneys in the Revenue Account and the Reserve Account for payment of amounts due under the Notes.

     SECTION 6.05    TRUSTEE MAY FILE PROOFS OF CLAIM.

     (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Issuer, the Originator, the Service
Provider, the Backup Service Provider, the Service Purchasers, or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Originator, the Service Provider, the Backup Service Provider, the Service Purchasers or of such other obligor or their creditors, the Trustee (irrespective of whether the principal on the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Issuer, the Originator, the Service Provider, the Backup Service Provider, the Service Purchasers or any other obligor for the payment of Overdue Principal or Overdue Interest or any such other obligation) shall be entitled and empowered, by intervention in such proceeding or otherwise:

          (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee
     (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Noteholders allowed in such judicial proceeding;

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

          (iii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such proceedings; and

          (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Noteholders allowed in any proceedings relative to the Issuer, its creditors and its property;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.06 hereof.

     (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding, except as aforesaid to vote for the election of a trustee in bankruptcy or similar Person.

     SECTION 6.06   TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES.

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes in respect of which such judgment has been recovered.

     SECTION 6.07   APPLICATION OF MONEY COLLECTED.

     Following the occurrence of (x) an Event of Default and (y) a declaration of acceleration pursuant to Section 6.03 hereof, any money, securities or other property collected by the Trustee pursuant to this Article VI, and any moneys, securities or other property that may then be held or thereafter received by the Trustee, shall be applied, to the extent permitted by law, in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

     FIRST, to pay to the Trustee,  the Trustee Payments  (including the Trustee
     Fee);

     SECOND, to pay to the Backup Service Provider, the Backup Service Provider Fee;

     THIRD, to pay to the Servicer/Service Provider, the Senior Servicing Fee;

     FOURTH, if no Noteholder Subordination Consent Notice has been delivered in writing to the Trustee, to pay to the Noteholders, first interest on any
     (x) Overdue Interest on the Notes and (y) Overdue Principal on the Notes, as set forth in Section 3.03(c) hereof and then any Overdue Interest on the Notes;

     FIFTH, if no Noteholder Subordination Consent Notice has been delivered in writing to the Trustee, to pay to the Noteholders, Monthly Interest on the Notes;

     SIXTH, if no Noteholder Subordination Consent Notice has been delivered in writing to the Trustee, to pay to the Noteholders, all remaining principal on the Notes;

     SEVENTH, to pay the Location Adjustment Costs;

     EIGHTH, to pay amounts due for insurance premiums under the Backup Servicing Agreement;

     NINTH, to pay amounts due under the Carrier Hotel Agreements, the Maintenance Agreement and the Installation Agreement (other than the Location Adjustment Costs);

     TENTH, to pay for property taxes on the Equipment then due and to transfer to the Property Tax Escrow Account an estimated monthly allotment for future property taxes, as described in Section 3.04(b)(ii)(G) hereof;

     ELEVENTH, if a Noteholder Subordination Consent Notice has been delivered in writing to the Trustee, to pay to the Noteholders, first interest on any
     (x) Overdue Interest on the Notes and (y) Overdue Principal on the Notes, as set forth in Section 3.03(c) hereof and then any Overdue Interest on the Notes;



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

     TWELFTH, if a Noteholder Subordination Consent Notice has been delivered in writing to the Trustee, to pay to the Noteholders, Monthly Interest on the Notes;

     THIRTEENTH, if a Noteholder Subordination Consent Notice has been delivered in writing to the Trustee, to pay to the Noteholders, all remaining principal on the Notes;

     FOURTEENTH, to pay amounts due under the Services Agreement and the Management and Tax Allocation Agreement;

     FIFTEENTH, to pay to the Servicer/Service Provider, the Subordinated Servicing Fee; and

     SIXTEENTH, to pay any excess to the Issuer or its designee.

     SECTION 6.08    LIMITATION ON SUITS.

     The Holder of any Note shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (i) such Noteholder has previously given written notice to the Trustee of a continuing Event of Default;

          (ii) the Noteholders evidencing not less than 25% of the aggregate Note Balance then outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (iii) such Noteholder or Noteholders have offered to the Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (v) so long as any of the Notes remain outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Majority of Holders;

it being understood and intended that no one or more Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholder, or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided. It is further understood and intended that so long as any portion of the Notes remains outstanding, the Servicer shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Sections 3.04(b) and 4.04 hereof) or for the appointment of a receiver or trustee, or for any other remedy hereunder.

     SECTION 6.09    UNCONDITIONAL RIGHT OF NOTEHOLDERS TO RECEIVE PAYMENT.

     Notwithstanding any other provision in this Indenture, other than the provisions hereof establishing priorities of payment, the Holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such principal and interest becomes due on the Payment Dates for such payments, including the Stated Maturity Date, and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

     SECTION 6.10    RESTORATION OF RIGHTS AND REMEDIES.

     If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Issuer, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

     SECTION 6.11    RIGHTS AND REMEDIES CUMULATIVE.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in Section 2.05(f) hereof, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

     SECTION 6.12    DELAY OR OMISSION NOT WAIVER.

     No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

     SECTION 6.13    CONTROL BY NOTEHOLDERS.

     Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Section 11.01 hereof have been satisfied in full, the Majority of Holders shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee. Notwithstanding the foregoing:

          (i) no such direction shall be in conflict with any rule of law or with this Indenture;

          (ii) the Trustee shall not be required to follow any such direction which the Trustee believes may be unduly prejudicial to the rights of another Noteholder not joining in such direction or which the Trustee believes might result in any personal liability on the part of the Trustee for which the Trustee is not indemnified to its reasonable satisfaction; and

          (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; PROVIDED that the Trustee shall give notice of any such action to each Noteholder.

     SECTION 6.14    WAIVER OF DEFAULTS AND EVENTS OF DEFAULT.

     (a) Subject to the provisions of Sections 6.09 and 9.01 hereof, the Majority of Holders may, by one or more instruments in writing, waive an existing Default or Event of Default hereunder and its consequences, except a continuing Event of Default:

          (i) in respect of the payment of the principal of or interest on any outstanding Note (which may only be waived by the Holder of such Note), or

          (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each outstanding Note affected (in which case, the waiver must be executed by the Holders of all outstanding Notes affected).

     (b) A copy of each waiver pursuant to this Section 6.14(a) shall be furnished by the Issuer to the Trustee. Upon any such waiver, such Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereon.

     SECTION 6.15    WAIVER OF STAY OR EXTENSION LAWS.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

     SECTION 6.16    SALE OF COLLATERAL.

     (a) The power to effect any sale of any portion of the Collateral pursuant to Sections 6.02 or 6.04 hereof shall not be exhausted by any one or more sales as to any portion of the Collateral remaining unsold, but shall continue unimpaired until the entire Collateral shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time,


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

upon directions in accordance with Section 6.13 hereof, postpone any public sale by public announcement made at the time and place of such sale.

     (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell the Collateral, or any portion thereof, unless either (i) until such time as the conditions specified in Section 11.01(a) hereof have been satisfied in full, the Majority of Holders consent to or direct the Trustee to make such sale; or (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire unpaid principal amount of all Notes then outstanding and interest due or to become due thereon in accordance with Section 6.07 hereof on the Payment Date next succeeding the date of such sale.

     (c) In connection with a sale of all or any portion of the Collateral:

          (i) any one or more Noteholders or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

          (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Collateral in connection with a sale thereof;

          (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Collateral in connection with a sale thereof, and to take all action necessary to effect such sale; and

          (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (d) The method, manner, time, place and terms of any sale of all or any portion of the Collateral shall be commercially reasonable.

     (e) The provisions of this Section 6.16 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Issuer or the Collateral that are vested in the Trustee by this Indenture, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

     SECTION 6.17    UNDERTAKING FOR COSTS.

     In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.17 does not apply to a suit by the Trustee, a suit by a Noteholder pursuant to Sections 6.08 and 6.09 hereof, or a suit by any Noteholder or group of Noteholders of more than 10% in principal amount of all Notes then outstanding.

     SECTION 6.18    RIGHT OF TRUSTEE UPON A DEFAULT UNDER ANY CONTRACT.

     If any of the Originator, the Servicer/Service Provider, Lucent, Nortel or the Service Purchasers default(s) in any of its respective obligations under a Contract to which it is a party, the Trustee, at the direction of the Majority of Holders, shall provide written consent so that the Issuer may perform, any such obligation as permitted under the relevant Contract or related acknowledgment and consent agreement.

                                   ARTICLE VII

                                   THE TRUSTEE

     SECTION 7.01    CERTAIN DUTIES AND RESPONSIBILITIES.

     (a) Except during the continuance of an Event of Default:

          (i) the Trustee undertakes to perform only those duties that are specifically set forth in this Indenture and no others and no covenants or duties shall be implied herein in connection with the Trustee; and

          (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates, statements, opinions, reports or documents furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) If an Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, EXCEPT that:

          (i) this subsection shall not be construed to limit the effect of subsection (a) of this Section 7.01;

          (ii) the Trustee shall not be liable for any error in judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

          (iii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions received by it pursuant to Section 6.13 or 6.14 hereof; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not assured to it.

     (d) Notwithstanding any provision to the contrary in any of the Transaction Documents, the Trustee shall have the obligation to assume or succeed to the obligations of the Servicer or the Service Provider, to the extent, but only to the extent, provided in Section 5.04 hereof.

     (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     SECTION 7.02    NOTICE OF DEFAULTS OR EVENTS OF DEFAULT.

     Within two Business Days after a Responsible Officer receives written notice or is otherwise notified of the occurrence of any Default or Event of Default hereunder or Servicer Termination Event under the Transfer and Servicing Agreement, the Trustee shall transmit by certified mail return receipt requested, hand delivery or overnight courier, to all Noteholders, as their names and addresses appear in the Note Register, the Issuer, the Originator, the Service Provider, the Backup Service Provider, the Service Purchasers and the Rating Agencies notice of such Default, Event of Default or Servicer Termination Event hereunder known to the Trustee, unless such Default, Event of Default or Servicer Termination Event shall have been cured or waived.

     SECTION 7.03    CERTAIN RIGHTS OF TRUSTEE.

     Subject to the provisions of Section 7.01 hereof:

          (i) the Trustee may rely conclusively and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (ii) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer Order and any action of the Issuer may be sufficiently evidenced by an Issuer Order;

          (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

          (iv) the Trustee may consult with counsel as to legal matters and the advice or opinion of any such counsel selected by the Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (vi) prior to the occurrence of an Event of Default and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, other than to examine such documents to determine whether they conform as to form to the requirements of this Indenture, unless requested in writing to do so by the Majority of Holders; PROVIDED that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require indemnity reasonably satisfactory to it against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Issuer or, if paid by the Trustee or any predecessor trustee, shall be promptly repaid by the Issuer upon demand; and

          (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed with due care by it hereunder.

     SECTION 7.04    TRUSTEE'S DISCLAIMER.

     The Trustee makes no representation as to the validity or adequacy of this Indenture (except as against itself), the Notes or any other Transaction Document and it shall not be responsible for any statement in the Notes other than its certificate of authentication or in any document used in the sale of the Notes. The Trustee shall have no responsibility for, or duty, or liability in connection with performance by the Servicer, and shall have no obligation to monitor the performance of the Servicer. The Trustee shall not be accountable for the use or application by the Issuer of the Notes or the proceeds thereof.

     SECTION 7.05    MONEY HELD IN TRUST.

     Money and investments held by the Trustee or other paying agent shall be held in trust in one or more Eligible Deposit Accounts as required hereunder. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with Issuer.

     SECTION 7.06    COMPENSATION, REIMBURSEMENT, ETC.

     The Trustee shall be entitled to the Trustee Fee (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the exercise and performance of any of the powers and duties hereunder of the Trustee. The Trustee shall also be reimbursed for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ). Simultaneously with the delivery of a demand for payment under this Section 7.06, the Trustee shall submit a detailed summary of such claimed payments and such documentation as the Issuer may reasonably request with respect to such amounts.

     The Trustee Fee and expenses shall be paid from Available Funds on deposit in the Revenue Account in accordance with the priority set forth in Section 3.04(b)(i) and (ii) or Section 6.07 hereof, as applicable.

     SECTION 7.07    ELIGIBILITY; DISQUALIFICATION.

     The Trustee hereunder (a) shall at all times be a corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers; (b) shall have a combined capital and surplus of at least $500,000,000 or be a wholly owned subsidiary of a bank holding company having such a capital and surplus; (c) shall be subject to supervision or examination by federal or state authority; (d) at the time of appointment, shall have (1) commercial paper or other short-term debt obligations (or, if the Trustee does not have outstanding commercial paper or other short-term obligations and is a subsidiary of a holding company, which holding company shall have commercial paper or other short term obligations) having either of the two highest short-term credit ratings available from the Rating Agencies and (2) a long-term debt rating of at least "A2" by Moody's and "A" by S&P; and (e) shall not be affiliated (as such term is defined in Rule 405 under the Securities Act) with the Issuer or with any Person involved in the organization or operation of the Issuer. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section 7.07, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, it shall give notice of such ineligibility to the Service Provider, the Issuer and the Service Purchasers, and shall resign in the manner and with the effect hereinafter specified in Section 7.08 hereof.

     SECTION 7.08    RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by a successor Trustee, reasonably satisfactory to the Majority of Holders, under Section 7.09 hereof.

     (b) Subject to Section 7.08(a) hereof, the Trustee may resign at any time by giving written notice thereof to the Issuer and by mailing notice of resignation by first-class mail, postage prepaid, to the Rating Agencies and the Noteholders at their addresses appearing on the Note Register.

     (c) The Trustee may be removed at any time by written notice from the Majority of Holders delivered to the Trustee and the Issuer. The Issuer, with the consent of the Majority of Holders, may remove the Trustee if:

          (i) the Trustee fails to comply with Section 7.07 hereof;

          (ii) the Trustee is adjudged bankrupt or insolvent;

          (iii) a receiver or other public officer takes charge of the Trustee or its property; or

          (iv) the Trustee becomes incapable of acting.

     (d) If the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Issuer, with the consent of the Majority of Holders by an act of the Issuer, shall promptly appoint a successor Trustee.

     (e) If no successor Trustee shall have been so appointed by the Issuer as hereinabove provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee or any Noteholder may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register and to the Rating Agencies. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     SECTION 7.09    ACCEPTANCE OF APPOINTMENT BY SUCCESSOR.

     (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; PROVIDED that on request of the Issuer or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Issuer shall execute any and all instruments for more fully and certainly vesting in and conferring to such successor Trustee all such rights, powers and trusts.

     (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and no reduction in the then current ratings, if any, on the Notes has occurred as a result of such appointment.

     SECTION 7.10   MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; PROVIDED such Person shall be otherwise


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qualified and eligible  under this  Article,  without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

     SECTION 7.11    CO-TRUSTEES AND SEPARATE TRUSTEES.

     (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Collateral may at the time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or the Majority of Holders, the Issuer shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Collateral, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section 7.11. If the Issuer does not join in such appointment within fifteen days after the receipt by it of a request so to do, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

     (b) Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

     (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

          (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

          (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that, under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (iii) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by an Issuer Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 7.11, and, in case an Event of Default has


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

     occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section 7.11.

          (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder selected and supervised by the Trustee with due care or appointed in accordance with directions to the Trustee pursuant to Section 6.13 hereof.

          (v) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     SECTION 7.12    TRUSTEE TO HOLD SERVICE PURCHASERS CONTRACTS.

     On or prior to the Closing Date, the Issuer shall cause the Originator or DKB North America Leasing, on behalf of the Issuer, to deliver to the Trustee (or its designee) the sole original, executed counterpart of each of the MGS Agreement and the Service Purchasers Consent, in each case marked "Secured Party's Original" and each other document that is part of the Contract File. On or before the Closing Date the Trustee shall deliver a certification that it has taken possession of the Contract File (together with any exceptions as may be set forth therein). The Trustee (or its designee) shall hold such documents until such time as such Service Purchasers Contracts are released from the lien of this Indenture pursuant to the provisions hereof.

     SECTION 7.13    FINANCING STATEMENTS.

     The Trustee shall execute such UCC Financing Statements and continuation statements as shall have been prepared by the Servicer and as shall be necessary and shall furnish the Servicer with such limited powers of attorney or other documents necessary or appropriate to enable the Servicer to fulfill its obligations under the Transfer and Servicing Agreement.

     SECTION 7.14    APPOINTMENT OF A SUCCESSOR SERVICE PROVIDER.

     The Trustee at the direction of the Majority of Holders, shall (i) appoint a Successor Service Provider reasonably acceptable to the Majority of Holders and whose regular business includes the servicing of a similar type of Contracts and the financing of equipment similar to the Equipment, as the Service Provider under the Transfer and Servicing Agreement, to assume all of the rights and obligations of the Service Provider thereunder, including, without limitation, the Service Provider's right thereunder to receive the Senior Servicing Fee (but not the obligations of the Originator contained therein) or, (ii) if no such institution is so appointed, petition a court of competent jurisdiction to appoint an institution meeting such criteria as the Servicer/Service Provider thereunder. Pending appointment of a Successor Service Provider under the Transfer and Servicing Agreement, the Servicer/Service Provider shall continue to act in such capacity. In connection with such appointment and assumption, the


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

Trustee, at the direction of the Majority of Holders, shall use its best efforts to cause such Successor Service Provider to enter into a servicing agreement containing terms, and conditions that are acceptable to the Successor Service Provider, the Issuer, the Trustee and the Majority of Holders, and that is substantially similar to the Transfer and Servicing Agreement, including similar representations, warranties and duties. The Trustee, at the direction of the Majority of Holders, shall make arrangements for the compensation of such Successor Service Provider out of payments on Contracts and the related Contracts as the Issuer, the Trustee, the Majority of Holders and such Successor Service Provider shall agree; PROVIDED, HOWEVER, that no such compensation shall be in excess of that provided in this Indenture. The Servicer/Service Provider shall in no way be responsible or liable for any action or inaction of any Successor Service Provider.



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

                                  ARTICLE VIII

                                    COVENANTS

     SECTION 8.01   PAYMENT OF PRINCIPAL AND INTEREST AND OTHER AMOUNTS.

     The Issuer will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture, and pay promptly to the Trustee for deposit in the Revenue Account any monies due or to become due under the Service Purchasers Consent or under any other Contract constituting part of the Collateral that it receives from any Person other than the Trustee. An installment of interest or principal shall be considered paid on the date it is due if the Trustee holds on that date money designated for and sufficient to pay the installment.

     SECTION 8.02   MAINTENANCE OF OFFICE OR AGENCY; CHIEF EXECUTIVE OFFICE.

     (a) The Issuer will maintain in the State of New Jersey an office or agency where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.

     (b) The chief executive office of the Issuer, and the office at which the Issuer maintains its records with respect to the Contracts, the Equipment, and the transactions contemplated hereby, is located at 1545 Route 206, Bedminster, New Jersey. The Issuer will not change the location of such office without giving the Trustee at least 30 days' prior written notice thereof.

     SECTION 8.03   MONEY FOR PAYMENTS TO NOTEHOLDERS TO BE HELD IN TRUST.

     (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Revenue Account pursuant to
Section 3.04(b) or 6.07 hereof, or the Reserve Account pursuant to Section 3.07 hereof, shall be made on behalf of the Issuer by the Trustee, and no amounts so withdrawn from the Revenue Account or Reserve Account for payments of Notes shall be paid over to the Issuer under any circumstances except as provided in this Section 8.03.

     (b) In making payments hereunder, the Trustee will:

          (i) allocate all sums received for payment to the Noteholders on each Payment Date in accordance with the terms of this Indenture;

          (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and



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

          (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith, in each case, consistent with the treatment of the Notes as indebtedness. The consent of Noteholders shall not be required for any such withholding.

     (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable to the Noteholder shall be discharged from such trust and, subject to applicable escheat laws, paid to the Issuer upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee with respect to such trust money shall thereupon cease.

     SECTION 8.04    ISSUER EXISTENCE; ETC.

     (a) The Issuer will do or cause to be done all things necessary to preserve and keep in full force and effect its existence as a Delaware corporation and the rights, licenses and franchises of the Issuer, and will obtain and preserve its qualification to do business in each jurisdiction in which the Equipment is located.

     (b) The Issuer shall at all times observe and comply in all material respects with (i) its by-laws and articles of incorporation as in effect on the date hereof, (ii) all laws, regulations and court orders applicable to it and
(iii) all requisite and appropriate formalities in the management of its business and affairs and the conduct of the transactions contemplated hereby, and by the Contracts.

     (c) The Issuer shall be operated so as not to be substantively consolidated for bankruptcy or insolvency purposes with the Originator or KMC.

     (d) Except as provided in the Management and Tax Allocation Agreement, neither the Originator nor KMC shall be involved in the day-to-day management of the Issuer. Neither the Originator nor KMC shall act as agent for the Issuer in any capacity; provided that the Originator may act as the Servicer/Service Provider under the Transfer and Servicing Agreement and except to the extent that KMC provides services to the Issuer pursuant to the Management and Tax Allocation Agreement. The Issuer shall conduct its business solely in its own name so as to not mislead others as to the identity of the party with which those others are concerned, and particularly will avoid the appearance of conducting business on behalf of the Originator or KMC any of their Affiliates or that the assets of the Issuer are available to pay the creditors of the Originator or KMC or any of its other Affiliates. Without limiting the generality of the foregoing, all oral and written communications on behalf of the Issuer, including, without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Issuer.

     (e) The Issuer shall, at all times: (i) maintain (A) its assets separately from the assets of the Originator, KMC and other Persons (including through the maintenance of a separate bank account or through the maintenance of the Accounts, as the case may be), (B) financial books and records separate from


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

those of any other Person and (C) minutes of its meetings and other proceedings;
(ii) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby and by the Transfer and Servicing Agreement, as official records of the Issuer; (iii) act solely in its name to maintain an arm's length relationship with the Originator and KMC and their Affiliates; (iv) pay all of its operating expenses and liabilities from its own funds; (v) maintain an office and telephone number separate from that of the Originator and KMC and their other Affiliates (such office may be at the same address as one or more of the foregoing, provided that such companies have entered into a written agreement specifying a reasonable allocation of expenses with respect to overhead and other shared costs with respect to such premises or lease agreement), (vi) characterize the Originator and KMC as separate entities in any report, tax return, financial statement, other accounting or business transaction; and (vii) have at all times at least one director seated on the Board of Directors that is an Independent Director. No resignation or removal of an Independent Director shall be effective until a successor Independent Director has been selected to replace such Independent Director.

     (f) The Issuer will be a party to the consolidated tax returns of KMC.

     (g) The Issuer shall not amend its by-laws or certificate of incorporation without the prior consent of the Majority of Holders.

     (h) Within 10 Business Days of the first anniversary of the Closing Date, the Issuer shall cause to be delivered to the Trustee and the Trustee shall deliver to each Noteholder of record an opinion of counsel to the Issuer opining that under the Uniform Commercial Code in effect at such time, the Trustee holds a perfected security interest in the Collateral, prior to any other interest therein (based solely on the results of UCC lien searches covering the period from four years prior to the Closing Date through the first anniversary thereof), which opinion shall be dated within 10 Business Days of the first anniversary of the Closing Date.

     SECTION 8.05    PROTECTION OF COLLATERAL; FURTHER ASSURANCES.

     (a) The Issuer shall from time to time execute and deliver all supplements and amendments hereto and all such UCC Financing Statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

          (i) Grant more effectively all or any portion of the Collateral;

          (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

          (iii) publish notice of; or protect the validity of, any Grant or assignment made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in the Contracts and any security interest in the related Equipment;

          (iv) cause its accounting records to be clearly and unambiguously marked to show that the Equipment, the Service Purchasers Contracts and the other Collateral have been pledged by the Issuer to the Trustee for the benefit of the Noteholders.

          (v) enforce its rights under any of the Contracts; or

          (vi) preserve and defend the Issuer's and the Trustee's respective rights to the Contracts (including the right to receive all payments due under the Service Purchasers Contracts subsequent to the Closing Date), the Equipment, the other property included in the Collateral and preserve and defend the rights of the Trustee and the Noteholders in such Collateral, against the claims of all Persons and parties, except for the rights of the Service Purchasers under the Service Purchasers Contracts and the security interest of the Trustee created hereunder.

The Issuer, upon the Issuer's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any UCC financing statement, continuation statement or other document or instrument required pursuant to this
Section 8.05 or otherwise in order to maintain the perfection and priority of the Trustee's security interest in the Collateral; PROVIDED, HOWEVER, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Issuer with the foregoing covenants, and PROVIDED FURTHER that the duty of the Trustee to execute any instrument required pursuant to this
Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Issuer to comply with the provisions of this
Section 8.05.

     (b) The Issuer shall, promptly upon receipt of notice with respect thereto, pay or cause to be paid all charges, taxes and assessments levied or assessed against the Issuer, if the failure to pay such taxes could result in the imposition of any lien against the Collateral or any payments made or to be made by the Service Purchasers in respect thereof, other than liens for taxes not yet due.

     (c) In the event of loss or damage to any material portion of the Equipment of which it has actual knowledge, promptly to send written notice thereof to the Trustee, and to cause the affected Equipment promptly to be repaired or replaced.

     SECTION 8.06    COMPLIANCE CERTIFICATES.

     The Issuer shall deliver to the Trustee and the Rating Agencies, within 90 days after the end of each fiscal year, an Officer's Certificate of the Issuer, stating, in addition to the statements required by Section 1.18 hereof, as to each signer thereof, that:

          (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such officers' supervision;

          (ii) to the best of such  officers'  knowledge,  based on such review,
     (a) the Issuer has fulfilled all of its obligations under this Indenture throughout such year and (b) the Servicer has fulfilled all of the Servicer/Service Provider's obligations under the Transfer and Servicing Agreement; and

          (iii) whether the officer knows of any Defaults by the Issuer under this Indenture throughout such year or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to him and the nature and status thereof and the nature of the action taken with respect thereto.

     SECTION 8.07    PERFORMANCE OF OBLIGATIONS.

     (a) The Issuer shall punctually perform and observe all of its obligations and agreements contained in its by-laws and articles of incorporation, this Indenture, the Notes, any Note Purchase Agreement and any other applicable Transaction Documents.

     (b) The Issuer shall clearly mark its books and records to reflect each assignment and transfer of a Contract and the security interest in the Equipment subject thereto from the Originator.

     (c) If the Issuer shall have actual knowledge of the occurrence of a default by the Originator, the Servicer/Service Provider or the Backup Service Provider under any Transaction Document, which default would in any way adversely affect the Service Purchasers Payments, including the Minimum Payments, the Issuer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. Unless consented to by the Trustee, at the direction of the Majority of Holders, the Issuer may not waive any default under or amend any Transaction Documents.

     (d) The Issuer shall update any information required to be provided pursuant to Rule 144A(d)(4) of the Securities Act to subsequent purchasers of the Notes so that it does not become false or misleading in any material respect.

     (e) In the event that the Service Purchasers default in payment of any amounts due under the Service Purchasers Contracts, the Issuer shall use it best efforts to promptly collect for and on behalf of the Trustee such amounts from the Service Purchasers and to cooperate fully with the Trustee in connection with the collection of such amounts.

     SECTION 8.08    NEGATIVE COVENANTS.

     The Issuer shall not:

          (i) sell, transfer, exchange or otherwise dispose of any portion of the Collateral except as expressly permitted by this Indenture; PROVIDED THAT nothing contained herein shall prohibit the transfer by the Issuer of amounts payable to the Issuer pursuant to Section 3.04(b) hereof;

          (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Collateral;

          (iii) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs or terminate its existence as a Delaware corporation;

          (iv) (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge, security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture and the rights of the Service Purchasers, or (C) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Contracts and a valid security interest in the Equipment;

          (v) engage in any business or activity in violation of the provisions contained in its by-laws or certificate of incorporation;

          (vi) at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive the Issuer from paying all or any portion of the principal of or interest on the Notes as contemplated herein or in the Notes, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Issuer hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted;

          (vii) merge or consolidate with any other Person unless (i) the entity surviving such merger or consolidation is a Person organized under the laws of the United States or any jurisdiction thereof, (ii) the surviving entity, if not the Issuer, shall execute and deliver to the Servicer and the Trustee, in form and substance satisfactory to each of them, (x) an instrument expressly assuming all of the obligations of the Issuer hereunder, and (y) an opinion of counsel to the effect that such Person is a Person of the type described in the preceding clause (i), has effectively assumed the obligations of the Issuer hereunder, that all conditions precedent provided for in this Indenture relating to such transaction have been complied with, that in the opinion of such counsel, all Financing Statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Collateral, and reciting the details of such filings, or stating that no such action shall be necessary to preserve and protect such interest, (iii) the Issuer shall deliver to the Trustee a letter from each Rating Agency to the effect that such transaction will not, in and of itself, result in a Ratings Effect, (iv) immediately after giving effect to such transaction, no event of default under any Transaction Document, and no event which, after notice or lapse of time, or both, would become an event of default, shall have occurred and be continuing, (v) the Issuer and any surviving entity, if not the Issuer, maintains all of its material assets within the United States at all times, and (vi) the Issuer does not make any material change in its business;

          (viii) without the prior written consent of the Majority of Holders, amend, modify or issue any consent or waiver of, or release from, any provision of the MGS Agreement that would in any way adversely affect the Service Purchasers Payment Agreement, including the Minimum Payments, or any other Transaction Documents that would in any way adversely affect the Service Purchasers Payment Agreement, including the Minimum Payments, or extend the time of any payment thereunder, or rescind, cancel or accept the surrender of the MGS Agreement, or any other Contract or any portion thereof if such action would have or could have an adverse effect upon the Service Purchasers Payment Agreement, including the Minimum Payments;

          (ix) issue any other securities (other than the Notes) unless it shall have received from the Rating Agencies a written confirmation that the issuance of such securities will not result in a Ratings Effect with respect to the Notes; or

          (x) without the unanimous affirmative vote of 100% of its Board of Directors, including the Independent Director, take any action to institute proceedings to have the Issuer adjudicated as bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against it, or seek or consent to the entry of any order for relief or the appointment of a receiver, trustee, or other similar official for it or for any substantial part of its property, or seek liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or make any general assignment for the benefit of creditors; or to take any corporate action in furtherance of any of the actions set forth above.

     SECTION 8.09    INFORMATION AS TO THE ISSUER.

     (a) For so long as any of the Notes are outstanding and are "restricted securities" within the meaning of Rule 144(a)(3)(iii) under the Securities Act and the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer shall: (1) provide or cause to be provided to any Holder of Notes or any prospective subsequent purchaser thereof designated by such a Holder, upon the request of such Holder or prospective subsequent purchaser, the information required to be provided to such Holder or prospective subsequent purchaser by Rule 144A(d)(4) under the Securities Act, and (2) update such information or cause such information to be updated so that it does not become false or misleading in any material respect.

     (b) The Issuer shall file with the Trustee and the Rating Agencies:

          (i) immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Event of Default, a written notice describing its nature and period of existence and what action the Issuer is taking or proposes to take with respect thereto;

          (ii) promptly upon the Issuer's becoming aware of:

               (A)  any  proposed  or  pending   investigation   of  it  by  any
          governmental authority or agency, or

               (B) any pending or proposed court or administrative proceeding which involves or may involve the possibility, individually or in the aggregate, of materially and adversely affecting the properties, business, profits or condition (financial or otherwise) of the Issuer, a written notice specifying the nature of such investigation or proceeding and what action the Issuer is taking or proposes to take with respect thereto and evaluating its merits;

               (iii) with reasonable promptness, any other data and information which may be reasonably requested from time to time; and

               (iv) within 15 days after KMC's filing with the Commission, copies of KMC's annual reports and of KMC's information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which KMC is required to file with the commission pursuant to Section 13 or 15(d) of the Exchange Act.

     SECTION 8.10    INDEMNIFICATION.

     The Issuer agrees to indemnify and hold harmless the Trustee (which shall include its directors, officers, employees and agents) and each Noteholder (each an "INDEMNIFIED PARTY") against any and all liabilities, losses, damages, penalties, costs and expenses (including the fees and expenses of counsel and the costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without negligence, bad faith or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby, or by any other Transaction Documents, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Issuer's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority; PROVIDED that, except to the extent otherwise provided in Section 6.07 hereof, all amounts payable pursuant to this Section 8.10 shall be fully subordinated to amounts payable under the Notes to the extent that any amounts otherwise due and payable under the terms of this Indenture have not been fully paid. The provisions of this
Section 8.10 shall survive the termination of this Indenture.

     SECTION 8.11    CONTRACT FILE TO TRUSTEE.

     On or prior to the Closing Date, the Issuer shall cause the Originator, on behalf of the Issuer, shall deliver to the Trustee the original counterpart of each Contract that constitutes "chattel paper" or an "instrument," as such terms are defined in the UCC.

     SECTION 8.12    PAYMENT ADVICES.

     Each payment by the Issuer, the Service Provider, the Backup Service Provider or the Service Purchasers to the Trustee pursuant to any of the provisions of the Transaction Documents shall be accompanied by written advice containing sufficient information to identify the section of the Transaction Documents pursuant to which such payment is made, and the proper application pursuant to the provisions of the applicable Transaction Document of the amounts being paid.

                                   ARTICLE IX

                                   AMENDMENTS

     SECTION 9.01    AMENDMENT.

     The Transaction Documents may be amended from time to time by the parties thereto, without the consent of any of the Noteholders, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein or to make any other provisions with respect to matters or questions arising under such Transaction Document which shall not be materially inconsistent with the provisions of such Transaction Document, PROVIDED THAT such action shall not adversely affect in any respect the interests of any Noteholder.

     The Transaction Documents may also be amended from time to time by the parties hereto with the consent of the Majority of Holders (and with prior written notice to each Rating Agency) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Notes or of modifying in any manner the rights of the Holders of Notes; PROVIDED, HOWEVER, that no amendment to this Indenture or any other Transaction Document may (i) cause a reduction in the then current ratings, if any, of the Notes, (ii) increase or reduce in any manner the amount of, or accelerate or delay the timing of collections of payments on the Contracts or distributions that are required to be made on the Notes or otherwise for the benefit of the Noteholders, (iii) reduce the aforesaid percentage of the Notes which is required to consent to any such amendment or waiver, (iv) decrease the Note Rate or change the Stated Maturity Date, (v) release any of the Collateral from the lien thereof (except as otherwise permitted herein) or modify Section 3.04, 6.07, 6.09, 6.14 or 9.01 hereof or (vi) waive any remedy thereunder, without the consent of each affected Noteholder. The Issuer shall furnish to the Rating Agencies copies of all amendments to this Indenture or any other Transaction Document.

     It shall not be  necessary  for the consent of the  Noteholders  under this
Section 9.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     SECTION 9.02    EXECUTION OF AMENDMENTS.

     In executing any amendment to this Indenture, the Notes pursuant to Section
9.01 of this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01 hereof) shall be fully protected in relying upon (i) an Officer's Certificate stating that all conditions precedent for entering into such amendment or as set forth in this Indenture have been met and (ii) an Opinion of Counsel stating that the execution of such amendment to this Indenture or the Notes is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, execute any amendment to this Indenture or the Notes which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, PROVIDED that a copy of any amendment to this Indenture shall promptly be provided to all Note Owners.

     SECTION 9.03    EFFECT OF AMENDMENTS.

     Upon the execution of any amendment to this Indenture or the Notes under this Article, this Indenture or the Notes shall be modified in accordance therewith, and such amendment shall form a part of this Indenture or the Notes for all purposes, and every Noteholder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     SECTION 9.04    REFERENCE IN NOTES TO AMENDMENTS.

     Notes authenticated and delivered after the execution of any amendment to this Indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment. If the Issuer shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such amendment may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for outstanding Notes.

     SECTION 9.05    RESERVED.

     SECTION 9.06    REVOCATION AND EFFECT OF CONSENTS.

     Subject to this Indenture, each amendment, waiver or instrument evidencing other action shall become effective in accordance with its terms. Until an amendment, waiver or other action becomes effective, a consent to it by a Noteholder is a continuing consent by the Noteholder even if notation of the consent is not made on any Note.

     The Issuer may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to consent to any amendment or waiver. If a record date is fixed, then those Persons who were Noteholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Noteholders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                                   ARTICLE X

                                   [RESERVED]

                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

     SECTION 11.01   SATISFACTION AND DISCHARGE OF INDENTURE.


     (a) This Indenture shall cease to be of further effect (except as to any surviving rights herein expressly provided for), and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments and certifications acknowledging satisfaction and discharge of this Indenture, when:

          (i) either:

               (A) all Notes theretofore authenticated and delivered (other than
          (x) Notes which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 2.05 hereof and (y) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Trustee and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03(c) hereof) have been irrevocably paid and delivered to the Trustee for cancellation; or

               (B) the final installments of principal on all such Notes not theretofore delivered to the Trustee for cancellation:

                    (1) have become due and payable, or

                    (2) will  become due and  payable at their  Stated  Maturity
               Date within one year,

         and the Issuer has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity Date thereof;

          (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer for the benefit of the Noteholders; and

          (iii) the Issuer has delivered to the Trustee an Officer's Certificate of the Issuer stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

At such time, the Trustee shall deliver to the Issuer or, upon Issuer Order, its assignee, all cash, securities and other property held by it as part of the Collateral other than funds deposited with the Trustee pursuant to Section 11.01(a)(i)(B) hereof the payment and discharge of the Notes and a certificate from a Responsible Officer certifying the satisfaction and discharge of this Indenture.

     (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Issuer under Sections 7.06 and 8.10 hereof, and, if money shall have been deposited with the Trustee pursuant to Section 11.01(a)(i)(B) hereof, the obligations of the Trustee under Section 11.02 and Section 8.03(c) hereof shall survive.

     SECTION 11.02   APPLICATION OF TRUST MONEY.

     Subject to the provisions of Section 8.03(c) hereof, all money deposited with the Trustee pursuant to Sections 11.01 and 8.03 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto of the principal and interest for whose payment such money has been deposited with the Trustee.

     SECTION 11.03   REINSTATEMENT.

     If the  Trustee  is unable to apply any money in  accordance  with  Section
11.01 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Issuer's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 hereof until such time as the Trustee is permitted to apply all such money in accordance with Section 11.01 hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, all as of the day and year first above written.

                              KMC FUNDING CORPORATION


                              By:/S/ CONSTANCE LOOSEMORE
                                 -----------------------------------------------
                              Name: Constance Loosemore
                              Title:   Vice President


                              WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION as Trustee


                              By: /S/ JOE NARDI
                                  ----------------------------------------------
                              Name: Joe Nardi
                              Title:  Assistant Vice President

                                   APPENDIX I

     The following definition of terms used in the Indenture, unless the context otherwise requires, shall have the following meanings and such meanings shall be equally applicable to both the singular and plural forms of such terms:

     ACCOUNT: means the Revenue Account, the Reserve Account or the Property Tax Escrow Account.


     ACT: means, with respect to any Noteholder, as defined in Section 1.04(a) of the Indenture.


     ADVANCE PAYMENT: means, as to any Payment Date, any Service Purchasers Payment deposited into the Revenue Account and pertaining to a Collection Period subsequent to the related Collection Period.

     AFFILIATE: means, of any specified Person, any other Person (i) which directly or indirectly controls, or whose directors or officers directly or indirectly control, or is controlled by, or is under common control with, such specified Person, (ii) which beneficially owns or holds, or whose directors or officers beneficially own or hold, 10% or more of any class of the voting stock (or, in the case of an entity that is not a corporation, 10% of the equity interest) of such specified Person, or (iii) 10% or more of the voting stock (or, in the case of an entity that is not a corporation, 10% of the equity interest) of which is owned or held by such specified Person. The term "control" as used in the preceding sentence means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

     AUTHORIZED OFFICER: means, with respect to any matter, any officer of or other Person representing the Issuer, the Originator, the Servicer Provider, the Backup Service Provider, the Trustee, or any Noteholder, as the case may be, who is authorized to act for that Person.

     AVAILABLE FUNDS: means, with respect to each Payment Date, all amounts on deposit and available for distribution in accordance with Section 3.04(b) of the Indenture in the Revenue Account on the Determination Date, net of any Advance Payment.

     BACKUP SERVICE PROVIDER: means, initially, Lucent, and thereafter, either Lucent or the then-acting successor Backup Service Provider, if any, appointed pursuant to the Backup Servicing Agreement.

     BACKUP SERVICE PROVIDER FEE: means an amount equal to (i) $25,000 per month from January 1, 2001 to the date on which the Backup Service Provider receives a Backup Servicing Notice or the Backup Servicing Agreement expires or terminates and (ii) to the extent that the Backup Service Provider does not receive amounts payable as a Senior Servicing Fee, $7,800,000 per annum (such amount inclusive of amounts otherwise payable to Lucent pursuant to the Maintenance Agreement) (the Servicing Fee) payable monthly in advance from and after the date on which the Backup Service Provider receives a Backup Servicing Notice to the date the Backup Servicing Agreement expires or is terminated; PROVIDED, that the amounts in clause (ii) are in place of, and not in addition to, amounts that would otherwise be payable to the Backup Service Provider, if it were a party to the Transfer and Servicing Agreement, for performing the obligations of the Servicer/Service Provider thereunder.

     BACKUP SERVICING AGREEMENT: means the Amended and Restated Backup Servicing Agreement, effective as of November 1, 2001, between the Backup Service Provider and the Service Provider, pursuant to which the Backup Service Provider agrees to provide MGS Services in the event that the Service Provider fails to do so, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     BACKUP SERVICING NOTICE: means the notice delivered to the Backup Service Provider pursuant to Section 7 of the Backup Servicing Agreement, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     BOOK-ENTRY CUSTODIAN: means, the Person appointed pursuant to the terms of the Indenture to act in accordance with a certain Letter of Representations Agreement that such Person has with DTC, in which DTC delegates its duties to maintain the Book-Entry Notes to such Person and authorizes such Person to perform such duties.

     BOOK-ENTRY NOTES: means, collectively, the Rule 144A Book-Entry Notes, the Regulation S Temporary Book-Entry Notes and the Public Book-Entry Notes.

     BUSINESS DAY: means any day other than a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the Corporate Trust Office is located are authorized or obligated by law, regulation or executive order to remain closed.

     CARRIER HOTEL: means any of the (approximately) 38 Equipment locations as described in the Carrier Hotel Agreements (selected in coordination with the Service Purchasers) to service major metropolitan areas of 23 states.

     CARRIER HOTEL AGREEMENTS: means, collectively, the Master License Agreement, dated October 31, 2000, by and between ISG and the Originator; the Master License Agreement, dated November 3, 2000, by and between Switch and Data Facilities Company LLC and the Originator; the COLO.COM Terms and Conditions for Delivery of Service, revised as of February 22, 2000, as modified by the Addendum to the COLO.COM Terms and Conditions for Delivery of Service, dated October 31, 2000, by and between COLO.COM and the Originator; the Colocation Agreement, dated December 5, 2000, by and between the Originator and Verio Inc.; the License Agreement, dated as of December 4, 2000, by and between the Originator and Coloteks, LLC; the Master License Agreement, dated as of January 18, 2001, by and between the Originator and Hosttech Communications, LLC; the Master Agreement for Colocation Space, dated as of January 21, 2001, by and between the Originator and R.E. Stafford, Inc., d.b.a. Colo Solutions Inc.; the Agreement for Terminal Facility Collocation Space, dated as of February 12, 2001, by and between the Originator and McLeod USA Telecommunications Services, Inc.; the Colocation License Agreement, dated as of February 1, 2001, by and between the Originator and Dominion Telecom, Inc.; the Collocation Equipment Area Agreement, dated November 20, 2000, by and between the Originator and Time Warner Telecom General Partnership; and such other agreements substantially similar in substance to be entered into by the Originator from time to time in order to install the Equipment and facilitate performance of the MGS Services under the MGS Agreement, with respect to each such agreement, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     CARRIER HOTEL CONSENT: means an Acknowledgment and Consent under which a Licensor has consented to assignment of the related Carrier Hotel Agreement by the Originator to the Issuer and the Trustee.

     CARRIER HOTEL FEE: means any amount due and payable with respect to any Carrier Hotel pursuant to the related Carrier Hotel Agreement.

     CLEARSTREAM:   means  Clearstream   Banking,   societe  anonyme,   formerly
Cedelbank, societe anonyme.

     CLEC: means any small provider engaged in the provision of local telephone exchange service or exchange access.

     CLOSING DATE: means March 30, 2001.

     CODE: means the Internal Revenue Code of 1986, as amended.

     COLLATERAL: means (a) the rights of the Issuer in and to the Contracts; (b) all monies due or to become due under the Contracts and payable to the Issuer under the Contracts, including the Minimum Payment; (c) all right (including its right to convey title thereto), title and interest of the Issuer in and to the Equipment and any repairs, replacements and substitutions thereof; (d) all amounts on deposit, and other property, from time to time in the Reserve Account and the Revenue Account; (e) all right, title and interest in and to all accounts, chattel paper, documents, general intangibles, inventory and other property of the Issuer now or hereafter acquired; and (f) all income, payments and proceeds of the foregoing.

     COLLECTION PERIOD: means, with respect to each Payment Date, the period from the earlier of (i) the twelfth day of the calendar month immediately preceding the month in which such Payment Date occurs and (ii) the last Business Day of the immediately preceding Collection Period, to and including the eleventh day of such current calendar month; PROVIDED, however, that with respect to each Payment Date occurring less than four Business Days after the eleventh day of such current calendar month, the Collection Period shall end on the date which occurs four Business Days prior to such Payment Date; and PROVIDED, further, that the first Collection Period shall commence on the Closing Date.

     COMMISSION: means the Securities and Exchange Commission.

     CONTRACT: means each of the MGS Agreement, the Equipment Purchase Agreement, the Transfer and Servicing Agreement, the Services Agreement, the Services Agreement Consent, the Backup Servicing Agreement, the Service Purchasers Consent, the Maintenance Agreement, the Maintenance Consent, the
Installation Agreement, the Installation Consent, the Lucent Consent, the Management and Tax Allocation Agreement, the Carrier Hotel Agreements and the Carrier Hotel Consents.

     CONTRACT FILE: means the following documents:

          (i) The executed original counterpart of the Contracts (that, in the case of the MGS Agreement and the Service Purchasers Consent, constitutes "chattel paper" or an "instrument" for purposes of Section 9-l05(1)(b) and 9-305 of the UCC);

          (ii) Documents evidencing or related to any insurance policy with respect to the Equipment;

          (iii) A copy of each delivery and acceptance certificate and a copy of each original invoice for the Equipment;

          (iv) An acknowledgment copy of each Financing Statement naming QCI as debtor, the Originator as secured party and DKB North America Leasing as assignee, together with the intervening assignments thereof assigning such Financing Statements to the Trustee, filed with respect to the Equipment in each Filing Location with evidence of proper recording;

          (v) An acknowledgment copy of each Financing Statement naming the Originator as debtor, the Issuer as secured party and DKB North America Leasing as assignee, together with the intervening assignments thereof assigning such Financing Statements to the Trustee, filed with respect to the Collateral in each Filing Location with evidence of proper recording;

          (vi) An acknowledgment copy of each Financing Statement naming the Issuer as debtor and the DKB North America Leasing as secured party, together with the assignments thereof assigning such Financing Statements to the Trustee, filed with respect to the Collateral in each Filing Location with evidence of proper recording;

          (vii) An acknowledgment copy of each Financing Statement naming Issuer as debtor and the Trustee as secured party, filed with respect to the Collateral in each Filing Location with evidence of proper recording; and

          (viii) A copy of any related agreement with the vendor, dealer or manufacturer of the Equipment or with any Person from whom the Service Purchasers acquired the Contract and rights in the related Equipment (if applicable).

     CORPORATE TRUST OFFICE: means the principal corporate trust office of the Trustee, located on the Closing Date at Sixth Street and Marquette Avenue, MAC 9N311-161, Minneapolis, Minnesota 55479, or at such other address as the Trustee may designate from time to time by notice to the Noteholders.

     DEFAULT: means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

     DEFINITIVE NOTE: means any Note evidencing an interest in a Book-Entry Note in registered and definitive form.

     DEPOSITORY: means DTC until a successor Depository shall have become such pursuant to the applicable provisions of the Indenture and thereafter
"Depository" shall mean or include each Person who is then a Depository thereunder. For purposes of the Indenture, unless otherwise specified pursuant to Section 2.02 thereof, any successor Depository shall, at the time of its designation and at all times while it serves as Depository, be a clearing agency registered under the Exchange Act, and any other applicable statute or regulation.

     DETERMINATION DATE: means, as to any Payment Date, the last Business Day of the related Collection Period.

     DIRECT PARTICIPANT: means a securities broker and dealer, bank, trust company, clearing corporation, financial institution or other Person for whom from time to time the Depository effects book-entry transfers and pledges of securities deposited with the Depository.

     DKB NORTH AMERICA LEASING: means Dresdner Kleinwort Benson North America Leasing, Inc., its successors and assigns.

     DTC: means The Depository Trust Company or any successors thereto.

     ELIGIBLE BANK: means any depository institution (including the Trustee) incorporated under the laws of the United States of America or any State thereof and subject to supervision and examination by federal and/or state authorities, so long as at the time of such investment or contractual commitment providing for such investment, such depository institution or trust company has a long term unsecured debt rating of at least "A" by S&P, and "A2" by Moody's, and a short term unsecured debt rating in the highest available rating category of each of the Rating Agencies.

     ELIGIBLE DEPOSIT ACCOUNT: means any one or more of the following accounts:

          (i) a segregated account with an Eligible Bank; or

          (ii) a segregated trust account with the corporate trust department of a depositary institution organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) subject to regulations regarding fiduciary funds on deposit, having corporate trust powers and acting as a trustee for funds deposited in such account acceptable to the Rating Agencies.

     ELIGIBLE INVESTMENTS: means, at any time, any and all of the following:

          (a) direct obligations of, and obligations fully guaranteed for timely payment by, the United States of America, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Home Loan Banks or any agency or instrumentality of the United States of America which has a short term unsecured debt rating of at least "A-l" by S&P and "P-1" by Moody's, at the time of such investment the obligations of which are backed by the full faith and credit of the United States of America;

          (b) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any State thereof which has a long term unsecured debt rating in the highest available rating category of both of the Rating Agencies at the time of such investment;

          (c) commercial paper having an original maturity of less than 270 days and issued by an institution having a short term unsecured debt rating in the highest available rating category of both of the Rating Agencies at the time of such investment;

          (d) a guaranteed investment contract or bank investment contract approved in writing by both of the Rating Agencies and issued by an insurance company or other entity having a long term debt rating of at least "BBB+" by S&P and "Baal" by Moody's; and

          (e) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that would otherwise constitute Eligible Investments, including any such fund that is managed by the Trustee or any Affiliate of the Trustee or for which the Trustee or any of its Affiliates acts as an adviser, as long as such fund is rated in the highest rating category by both of the Rating Agencies.

     EQUIPMENT: means the multi-service, Internet protocol platform parts and software as described in the Equipment Purchase Agreement and the Implementation Schedule.

     EQUIPMENT PURCHASE AGREEMENT: means the Equipment Purchase Agreement, dated as of June 30, 2000, between QCC as seller and the Originator as purchaser, pursuant to which the Equipment was sold by QCC to the Originator, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     ERISA: means the Employee Retirement Income Security Act of 1974, as amended.

     EUROCLEAR: means Euroclear Bank S.A./N.V., formerly Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System.

     EVENT OF DEFAULT: has the meaning set forth in Section 6.01 of the Indenture.

     EXCHANGE ACT: means the Securities Exchange Act of 1934, as amended.

     FILING LOCATIONS: means each jurisdiction where the Equipment is located and where the Originator and the Issuer are organized, respectively, and where their respective chief executive offices are located.

     FINANCING STATEMENTS: means any UCC financing statements filed with respect to the Collateral in appropriate form for filing.

     GAAP: means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as may be approved by a significant segment of the accounting profession, which are applicable to the circumstances as of the date of determination.

     GRANT: means to grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and perfect a security interest in and right of set-off against, deposit, set over and confirm.

     HOLDER OR NOTEHOLDER: means, at any time, any Person in whose name a Note is registered in the Note Register.

     ICP: means a telecommunications carrier that provides packaged or integrated services from among a broad range of categories, including local exchange services, long distance services, enhanced data services, cable TV services, and other communications services.

     IMPLEMENTATION SCHEDULE: means the schedule attached as Appendix III of the MGS Agreement as the same may be amended from time to time in accordance with the terms and conditions of the Service Purchasers Consent.

     INDENTURE: means the Indenture between the Issuer and the Trustee, dated as of March 1, 2001, and as from time to time amended, restated, supplemented and otherwise modified pursuant to the applicable provisions thereof.

     INDEPENDENT: means, when used with respect to any specified Person, any such Person who (i) is in fact independent of each of the Issuer, the Servicer, the Backup Service Provider and the Trustee, and any and all their respective Affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Issuer, the Servicer, the Backup Service Provider and the Trustee, or any of their respective Affiliates and
(iii) is not connected with any of the Issuer, the Servicer, the Backup Service Provider and the Trustee, or any of their respective Affiliates, as an officer, employee, promoter, underwriter, custodian, partner, director or Person performing similar functions.

     INDEPENDENT DIRECTOR: means any Person which is not a member, director, officer, employee, creditor, supplier or agent of any entity which is a beneficial owner, directly or indirectly, of any of the outstanding equity or debt obligations of the Issuer, or an Affiliate of the Issuer; PROVIDED than an Independent Director may serve in similar capacities for other special purpose entities formed by KMC or its Affiliates.

     INDIRECT PARTICIPANT: means a bank, broker, dealer, trust company, financial institution or other Person that clears through or maintains a custodial relationship with a Direct Participant, either directly or indirectly.

     INITIAL PAYMENT DATE: means the initial Payment Date pursuant to the Transaction Documents, which is contemplated to be, when used with respect to interest on the Notes, April 15, 2001, and when used with respect to principal on the Notes, May 15, 2001.

     INITIAL SUBORDINATED SERVICING FEE: has the meaning set forth in the Transfer and Servicing Agreement.

     INSTALLATION AGREEMENT: means the Master Services Agreement, dated as of November 1, 2000, between Nortel and the Originator, pursuant to which the Originator agrees to purchase, and Nortel agrees to furnish, services with respect to the staging and installation of Equipment, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     INSTALLATION CONSENT: means the Acknowledgment and Consent Agreement, dated as of November 15, 2000 among Nortel, the Originator, the Issuer and DKB North America Leasing, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     INSTITUTIONAL ACCREDITED INVESTOR: means an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

     INSURANCE POLICY: means, with respect to an item of Equipment, any insurance policy required to be maintained by the Service Purchasers or the Issuer pursuant to the related Contract that covers physical damage to the Equipment.

     INSURANCE PROCEEDS: means proceeds paid (i) by any insurer pursuant to any Insurance Policy covering any Equipment or (ii) if the Service Purchasers or the Issuer, as the case may be, have self-insured with respect to any Equipment, by the Service Purchasers or the Issuer, as the case may be, in either case, net of reasonable costs of collecting such proceeds not otherwise reimbursed.

     INSURED EXPENSES: means expenses covered by any Insurance Policy.

     ISSUER:  means  KMC  Funding  Corporation,  a  Delaware  corporation,   its
successors and assigns.

     ISSUER ORDER or ISSUER REQUEST: means a written order or request delivered to the Trustee and signed in the name of the Issuer by an Authorized Officer.

     KMC: means KMC Telecom Holdings, Inc., a Delaware corporation, its successors and assigns.

     LICENSE HOLDERS: means KMC Telecom of Virginia, Inc., a Virginia public service company, KMC Telecom Inc., a Delaware corporation, KMC Telecom II, Inc., a Delaware corporation, KMC Telecom III, Inc., a Delaware corporation, KMC Telecom IV, Inc., a Delaware corporation, KMC Telecom IV of Virginia, Inc. a Virginia public service company, KMC Telecom V, Inc., a Delaware corporation, KMC Telecom V of Virginia, Inc., a Virginia public service company, and KMC Telecom VI of Virginia, Inc., a Virginia public service company, their respective successors and assigns.

     LICENSOR: means the other party to a Carrier Hotel Agreement, which grants to the Originator, or an Affiliate thereof, the possession and use of a Carrier Hotel, for purposes of locating a portion of the Equipment thereat.

     LOCATION ADJUSTMENT COSTS: the location adjustment, maintenance and trunk provisioning costs described in paragraphs 2, 3 and 4 of Appendix A to Schedule 1 to the MGS Agreement.

     LUCENT: means Lucent Technologies, Inc., a Delaware corporation, its successors and assigns.

     LUCENT CONSENT: means the Amended and Restated Acknowledgment and Consent Agreement to the Backup Servicing Agreement, dated as of November 1, 2000, among Lucent, the Originator, the Issuer, and DKB North America Leasing, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     MAINTENANCE AGREEMENT: means the Master Services Agreement, dated as of November 1, 2000, between Lucent and the Originator, pursuant to which the Originator agrees to purchase, and Lucent agrees to furnish, services with respect to maintenance of the Equipment, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     MAINTENANCE CONSENT: means the Acknowledgment and Consent Agreement to the Master Services Agreement, dated as of November 15, 2000, by and among Lucent, the Originator, the Issuer and DKB North America Leasing, the same may be amended, restated, supplemented and otherwise modified from time to time.

     MAJORITY OF HOLDERS: means Holders of more than 50% of the aggregate Note Balance of the Notes then outstanding.

     MANAGEMENT AND TAX ALLOCATION AGREEMENT: means the Management and Tax Allocation Agreement, dated as of November 1, 2000, among KMC, the Originator and the Issuer, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     MATERIAL ADVERSE EFFECT: means, relative to any Person with respect to any event and circumstance, a material adverse effect on either (a) the assets, operations, business or financial conditions of such Person or (b)(i) the ability of any such Person to perform its obligations under the Transaction Documents to which it is a party, or (ii) the validity or enforceability of any material provision of any one or more of the Transaction Documents to which it is a party.

     MAXIMUM NOTE RESERVE AMOUNT: means for each Payment Date an amount equal to the positive aggregate excess of (i) the sum of the amounts scheduled to be paid as Priority Payments, on each subsequent Payment Date over (ii) the sum of the Minimum Payments scheduled to be paid through the Stated Maturity Date.

     MGS AGREEMENT: means the Media Gateway Services Agreement III, dated as of June 30, 2000, between the Service Purchasers and the Originator, including the Implementation Schedule, as modified by (i) Amendment No. 1 to Media Gateway
Services Agreement III, dated as of August 31, 2000, between the Service Purchasers and the Originator, (ii) Amendment No. 2 to Media Gateway Services Agreement III, dated as of November 1, 2000, between the Service Purchasers and

Originator, and as the same may be further amended, restated, supplemented and otherwise modified from time to time.

     MGS SERVICES: means services to be provided to the Service Purchasers under the MGS Agreement.

     MINIMUM PAYMENT: means an amount, payable by the Service Purchasers each month, pursuant to Section 2(g) of the Service Purchasers Consent, which equals not less than (i) $1,901,542.50 on December 1, 2000; (ii) $5,704,627.50 on
January 1, 2001; (iii) $3,803,085.00 on February 1, 2001; (iv) $5,704,627.50 per
month (payable on the first day of each month), commencing March 1, 2001 and ending April 1, 2001; (v) $7,606,170.00 per month (payable on the first day of each month), commencing May 1, 2001 and ending January 1, 2005; (vi) $5,704,627.50 per month (payable on the first day of each month), commencing February 1, 2005 and ending on March 1, 2005; (vii) $3,803,085.00 per month (payable on the first day of the month) commencing April 1, 2005 and ending May 1, 2005; and (viii) $1,901,542.50 per month (payable on the first day of each month), commencing June 1, 2005 and ending on July 1, 2005.

     MINIMUM RESERVE AMOUNT: means, with respect to any Payment Date, the amount indicated opposite such Payment Date on Schedule I of the Indenture.

     MINIMUM PROPERTY TAX ESCROW AMOUNT: means an amount equal to the product of
(i) two and (ii) the amount specified in Section 3.04(b)(ii)(G) of the Indenture.

     MONTHLY  INTEREST:  means, with respect to any Payment Date, the product of
(i) one-twelfth (or, with respect to the Initial Payment Date, a fraction, the numerator of which is equal to the number of days from April 2, 2001 to but excluding the Initial Payment Date, and the denominator of which is 30), (ii) the Note Rate and (iii) the Note Balance outstanding on the immediately preceding Payment Date (or, in the case of the Initial Payment Date, April 2,
2001), after giving effect to all principal payments on the Notes (if applicable) on such Payment Date. The Monthly Interest shall be calculated on a 360-day year with 30 days per month for each related interest accrual period from the immediately preceding Payment Date to but excluding such Payment Date, except for the Initial Payment Date, for which interest shall accrue from April 2, 2001 to but excluding such Initial Payment Date.

     MONTHLY PRINCIPAL: means, with respect to any Payment Date, the amount of Monthly Principal set forth on Schedule II to the Indenture for such Payment Date.

     MONTHLY SERVICER REPORT: means the report attached as Exhibit E to the Transfer and Servicing Agreement.

     MOODY'S: means Moody's Investors Service, Inc. and any successor.

     NORTEL: means Nortel Networks, Inc., a Delaware corporation, its successors and assigns.

     NOTE BALANCE: means, as of the Closing Date, the Original Principal Balance, and thereafter shall equal the Original Principal Balance reduced by all principal payments on the Notes.

     NOTEHOLDER OR HOLDER: means, at any time, any Person in whose name a Note is registered in the Note Register. All references herein to "Holders" or "Noteholders" shall reflect the rights of Note Owners as they may indirectly exercise such rights through the Depository and the Depository Participants, except as otherwise specified herein.

     NOTEHOLDER SUBORDINATION CONSENT NOTICE: means the written consent of the Majority of Holders to subordination of their payment priorities pursuant to
Section 6.07 of the Indenture from clauses FOURTH through SIXTH thereof to clauses ELEVENTH through THIRTEENTH thereof.

     NOTE OWNER: means, with respect to any Definitive Note, any Person who is the owner of such Definitive Note and with respect to any Book-Entry Notes, any Person who is the owner of such Book-Entry Note, as reflected on the Note Register or books of DTC, or on the books of a Person maintaining an account with DTC (as a Direct Participant or an Indirect Participant, in each case in accordance with the rules of DTC).

     NOTE PURCHASE AGREEMENT: means any agreement between the Issuer, the Originator and the purchaser(s) specified therein and any other parties specified therein, relating to the purchase of Notes, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     NOTE RATE: means seven and thirty-four hundredths percent (7.341%) per annum based upon a 360-day year with 30 days per month.

     NOTE REGISTER: has the meaning set forth in Section 2.04 of the Indenture.

     NOTE REGISTRAR: has the meaning set forth Section 2.04 of the Indenture.

     NOTE RESERVE DEPOSIT AMOUNT: means, on any Payment Date, an amount equal to the lesser of (a) the positive excess of (i) Available Funds in an amount equal to the Minimum Payment over (ii) the Priority Payments payable on such Payment Date; and (b) the positive excess of (i) the Maximum Note Reserve Amount over
(ii) the Reserve Account Balance.

     NOTE RESERVE DRAW: means, with respect to any Payment Date, the amount, if any, withdrawn by the Trustee from the Reserve Account for payment of the Priority Payments pursuant to Section 3.04(c) of the Indenture.

     NOTES: means any Notes described in Article II of, and authorized by, and authenticated and delivered under, the Indenture.

     OFFICER'S CERTIFICATE: means a certificate delivered to the Trustee and signed by Chairman, the President, a Vice President, the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the relevant entity.

     OPINION OF COUNSEL: means a written opinion of counsel (which counsel shall be Independent of each of the Issuer, the Servicer, the Backup Service Provider and the Trustee) reasonably acceptable to the Majority of Holders and delivered to the Trustee.

     ORIGINAL PRINCIPAL BALANCE: means $325,000,000.

     ORIGINAL RESERVE ACCOUNT BALANCE: means $15,448,994.

     ORIGINATOR: means KMC Telecom VI, Inc., a Delaware corporation, its successors and assigns.

     ORIGINATOR ORDER or ORIGINATOR REQUEST: means a written order or request delivered to the Trustee and signed in the name of the Originator by an Authorized Officer.

     OUTSTANDING OR OUTSTANDING: means, when used with reference to the Notes and as of any particular date, any Note theretofore and thereupon being authenticated and delivered except:

          (i) any Note canceled by the Trustee at or before said date;

          (ii) any Note, or portion thereof, for payment at maturity of which monies equal to the principal amount, with interest to the date of maturity, shall have theretofore been irrevocably deposited with the Trustee (whether upon or prior to maturity of such Note);

          (iii) any Note in lieu of or in substitution for which another Note shall have been authenticated and delivered; and

          (iv) any Note owned by the Issuer or any Affiliate of the Issuer (except that, in determining whether the Trustee shall be protected in relying upon any request, demand, authorization, direction, notice, consent or waiver of Noteholders under the Indenture, only Notes which the Trustee knows to be so owned shall be disregarded).

     OVERDUE INTEREST: means, for any Payment Date, the excess, if any, of (i) the aggregate amount of Monthly Interest payable on all prior Payment Dates, over (ii) the aggregate amount of interest actually paid to the Noteholders on all prior Payment Dates.

     OVERDUE PRINCIPAL: means, for any Payment Date, the excess, if any, of (i) the aggregate amount of Monthly Principal payable on all prior Payment Dates, over (ii) the aggregate amount of principal actually paid to the Noteholders on all prior Payment Dates.

     OVERDUE RATE: means the sum of the Note Rate and one percent (1%) per annum based upon a 360-day year with 30 days per month.

     PARTICIPANT:   means,   collectively,   Direct  Participants  and  Indirect
Participants.

     PAYMENT DATE: means the fifteenth day of each month (or if such date is not a Business Day, the immediately succeeding Business Day), commencing on the Initial Payment Date.

     PERSON: means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     PLACEMENT AGENT: means Dresdner Kleinwort Benson North America LLC, a Delaware limited liability company, d/b/a Dresdner Kleinwort Wasserstein, its successors and assigns.

     PLAN: means a "plan" within the meaning of Section 3(3) of ERISA or Section 4975(e)(l) of the Code.

     PREDECESSOR NOTES: means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 of the Indenture in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

     PRIORITY PAYMENTS: has the meaning set forth in Section 3.04(c) of the Indenture.

     PROPERTY TAX ESCROW ACCOUNT: means the account specified in Section 3.06 of the Indenture.

     PROSPECTIVE OWNER: has the meaning set forth in Section 2.10 of the Indenture.

     PUBLIC BOOK-ENTRY NOTES: means the permanent Book-Entry Notes corresponding to the Regulation S Temporary Book-Entry Notes.

     PURCHASER: means the Person in whose name a Note is registered in the Note Register on the initial purchase date.

     QCC: means Qwest Communications Corporation, a Delaware corporation, its successors and assigns.

     QCI: means Qwest Communications International Inc., a Delaware corporation, its successors and assigns.

     QIB: means a "qualified institutional buyer" as defined in Rule l44A under the Securities Act.

     RATING AGENCIES: means, when used in the singular, either of, and, when used in the plural, both of Moody's and S&P.

     RATING AGENCY CONDITION: means, with respect to any action proposed to be taken, that each Rating Agency shall have notified the Issuer, the Servicer and the Trustee in writing that such action will not result in a Ratings Effect.

     RATINGS EFFECT: means a reduction or withdrawal of a rating on the Notes by a Rating Agency.

     RECORD DATE: means, with respect to any Payment Date, the Determination Date immediately preceding such Payment Date.

     RECOVERIES: means, with respect to any Contract, any cash sale proceeds, vendor recourse, payments under personal and other guaranties, litigation judgments and the present value of re-lease rents.

     REGULATION S: means Regulation S under the Securities Act.

     REGULATION S TEMPORARY BOOK-ENTRY NOTE: means the Book-Entry Notes without coupons initially representing the Notes sold in reliance on Regulation S.

     RELATED PERSON: means any Person (whether or not incorporated) which is under common control with the Issuer within the meaning of Section 414(b) or (c) of the Code, or of Section 4001(b) of ERISA.

     REPORTABLE EVENT: means any of the events set forth in Section 4043(b) of ERISA or the regulations thereunder, a withdrawal from a "Pension Plan" described in Section 4063 of ERISA, or a cessation of operations described in
Section 4062(3) of ERISA.

     RESERVE ACCOUNT: means the account or accounts by that name established and maintained by and in the name of the Trustee pursuant to Section 3.01 of the Indenture.

     RESERVE ACCOUNT BALANCE: means, with respect to any date of determination, an amount equal to the Original Reserve Account Balance, plus (a) the amount of all previous Note Reserve Deposit Amounts, plus (b) the amount of all previous Servicing Reserve Deposit Amounts, plus (c) the amount of all previous Reserve Account Earnings, minus (d) the amount of all previous Note Reserve Draws, minus
(e) the amount of all previous Servicing Reserve Draws, and minus (f) the amount of all previous Reserve Account Withdrawals.

     RESERVE ACCOUNT EARNINGS: means the actual investment earnings realized on property from time to time in the Reserve Account.

     RESERVE ACCOUNT PROPERTY: means the property described in Section 3.07(a) of the Indenture.

     RESERVE ACCOUNT WITHDRAWAL: has the meaning set forth in Section 3.07(d) of the Indenture.

     RESPONSIBLE OFFICER: means, with respect to the Trustee, any President, Senior Vice President, Vice President, Assistant Vice President, Trust Officer or Assistant Secretary with direct responsibility for the administration of the Trustee's obligations and duties under the Indenture and with respect to a particular matter, any officer to whom such matter is referred because of such other officer's knowledge or familiarity with the particular subject.

     REVENUE ACCOUNT: means the account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01 of the Indenture.

     REVENUE ACCOUNT EARNINGS: means the actual investment earnings realized on property from time to time in the Revenue Account.

     RULE 144A: means Rule 144A under the Securities Act.

     RULE 144A BOOK-ENTRY NOTE: means the Book-Entry Notes in fully registered form without coupons representing the Notes sold in reliance on Rule l44A.

     S&P:  means  Standard  &  Poor's  Ratings  Services,   a  division  of  The
McGraw-Hill Companies, Inc. and any successor.

     SECURITIES ACT: means the Securities Act of 1933 as amended.

     SENIOR SERVICING FEE: means, with respect to the Servicer/Servicer Provider or any Affiliate thereof, an amount equal to $300,000 per annum, payable monthly, and with respect to any Successor Service Provider (including the Backup Service Provider to the extent that the Backup Service Provider does not receive amounts payable as a Backup Service Provider Fee), an amount determined by the Majority of Holders, PROVIDED, that in no event shall such amount exceed $7,800,000 per annum, payable monthly.

     SERVICE PROVIDER: means the Servicer.

     SERVICE PURCHASERS: means both of QCC and QCI, jointly and severally, unless the context shall clearly refer to one or either of such entities.

     SERVICE PURCHASERS CONSENT: means the Acknowledgment and Consent Agreement, dated as of March 1, 2000, by and among the Service Purchasers, the Originator, the Issuer, the Trustee and DKB North America Leasing (as "Lender" thereunder) with regard, among other things, to the assignment by the Originator of all of its rights, title and interest in and to the Contracts, the Equipment and the income, payments and proceeds therefrom, the further assignment and pledge by the Issuer, as security for the Notes, to the Trustee, for the benefit of the Noteholders, and the consent by the Service Purchasers thereto; all as the same may be amended, restated, supplemented and otherwise modified from time to time.

     SERVICE PURCHASERS CONTRACTS: means, collectively, the MGS Agreement and the Service Purchasers Consent.

     SERVICE PURCHASERS  PAYMENT  AGREEMENT:  means a sum equal to not less than
(i) the Minimum Payment and (ii) the Location Adjustment Costs, which obligations shall in each instance be absolute and unconditional under any and all circumstances.

     SERVICE PURCHASERS PAYMENTS: means, collectively, all payments made by the Service Purchasers under the Service Purchasers Contracts, including the Minimum Payments.

     SERVICER: means initially, the Originator (subject to the Originator's delegation of certain duties to the License Holders pursuant to the Services Agreement), and thereafter, either the Issuer who hires the Originator to perform duties or the then-acting Successor Service Provider(s), if any, appointed pursuant to the terms of the Transfer and Servicing Agreement, their respective successors and assigns.

     SERVICER ORDER: means a written order or request delivered to the Trustee and signed in the name of the Service Provider by an Authorized Officer.

     SERVICER TERMINATION EVENT: means a Servicer Termination Event as defined in Section 10.01 of the Transfer and Servicing Agreement.

     SERVICES AGREEMENT: means the Services Agreement, dated as of November 15, 2000, among the Originator and the License Holders, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     SERVICES AGREEMENT CONSENT: means the Acknowledgment and Consent Agreement, dated as of November 15, 2000, among the License Holders and DKB North America Leasing (as Financing Party), as the same may be amended, restated, supplemented and otherwise modified from time to time.

     SERVICING PAYMENTS: has the meaning set forth in Section 3.04(d) of the Indenture.

     SERVICING RESERVE DEPOSIT AMOUNT: means, on any Payment Date, an amount equal to the lesser of (a) the positive excess of (i) Available Funds remaining after distribution of all amounts payable pursuant to Section 3.04(b)(i) of the Indenture over (ii) the Servicing Payments payable on such Payment Date; and (b) the positive excess of (i) the Minimum Reserve Account Balance indicated opposite such Payment Date in Schedule I to the Indenture over (ii) the Reserve Account Balance.

     SERVICING RESERVE DRAW: means, with respect to any Payment Date, the amount, if any, withdrawn by the Trustee from the Reserve Account for payment of the Servicing Payments pursuant to Section 3.07(b) of the Indenture.

     STATED MATURITY DATE: means the Payment Date occurring on August 15, 2005.

     SUBORDINATED SERVICING FEE: has the meaning set forth in the Transfer and Servicing Agreement.

     SUCCESSOR SERVICE PROVIDER: means the Service Purchasers, the Backup Service Provider or any other successor to the Service Provider pursuant to the Transaction Documents.

     SUCCESSOR SERVICE PURCHASER: means any successor to the Service Purchasers pursuant to Section 6.02(iii)(B) of the Indenture.

     TRANSACTION DOCUMENTS: means collectively, the Indenture, the Notes, each Note Purchase Agreement, the Transfer and Servicing Agreement, the MGS Agreement, the Service Purchasers Consent, the Stock Pledge Agreement, the
Management  and Tax  Allocation  Agreement,  the Carrier Hotel  Agreements,  the

Carrier Hotel Consents, the Services Agreement, the Services Agreement Consent, the Backup Servicing Agreement, the Lucent Consent, the Maintenance Agreement, the Maintenance Consent, the Installation Agreement, the Installation Consent, and all other Contracts, and each other document or instrument executed in connection therewith or any transaction contemplated thereby, and any and all other agreements, documents and instruments executed and delivered by or on behalf of or in support of the Issuer or the Originator to the Trustee or its authorized designees, as the same may be amended, restated, supplemented or otherwise modified from time to time.

     TRANSFER AND SERVICING AGREEMENT: means the Amended and Restated Transfer and Servicing Agreement, dated as of November 1, 2000, among the Originator, the Issuer and the Trustee, and pursuant to which the Originator transferred to the Issuer all of the Originator's right, title and interest with respect to the Equipment, the Contracts (including the income, payments and proceeds therefrom), and the Issuer delegated to the Originator, as Service, among other things, all of the Issuer's obligations as provider of MGS Services pursuant to the MGS Agreement, as the same may be amended, restated, supplemented and otherwise modified from time to time.

     TRUSTEE: means the Person named as the "Trustee" in the first paragraph of the Indenture until a successor Person shall have become the Trustee pursuant to the applicable provisions of the Indenture, and thereafter "Trustee" shall mean such successor Person; PROVIDED, that the provisions of Sections 7.06 and 8.10 of the Indenture, as applicable to any Person at any time serving as Trustee under the Indenture, shall survive (with respect to any period prior to the date of such termination) the termination of such Person's status as Trustee under the Indenture and the succession of any other Person to such status.

     TRUSTEE FEE: means an amount equal to $500 per month.

     TRUSTEE PAYMENTS: means an amount equal to the Trustee Fee and all other reimbursements and indemnifications to which the Trustee is entitled.

     UNIFORM COMMERCIAL CODE or UCC: means, with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute thereto.

     U.S. DOLLARS: Lawful money of the United States of America.